UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2011

Date of reporting period:	10/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

Sector stock

Objective

To seek capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Trustee of the Prudential International Real Estate Fund (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Trustee of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential International Real Estate Fund

Prudential International Real Estate Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 3.85%; Class B, 4.55%; Class C, 4.55%; Class Z, 3.55%. Net operating expenses: Class A, 1.60%; Class B, 2.35%; Class C, 1.96%; Class Z, 1.35%, after contractual reduction through 2/28/2013.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
Since Inception
Class A	–8.10%
Class B	–9.30
Class C	–9.10
Class Z	–8.60
FTSE EPRA/NAREIT Developed ex-U.S. Net Index	–7.33
Lipper Average	–9.98

Average Annual Total Returns (With Sales Charges) as of 9/30/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A
FTSE EPRA/NAREIT Developed ex-U.S. Net Index	N/A
Lipper Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A

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Average Annual Total Returns (Without Sales Charges) as of 10/31/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed ex-U.S. Net Index by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal period (October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential International Real Estate Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception date: 12/21/10

The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C shares to Class Z shares of the Fund. Approximately seven years after purchase, Class B will automatically convert to Class A shares on a quarterly basis. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a 12b-1 fee or a sales charge. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

FTSE EPRA/NAREIT Developed ex-U.S. Net Index

The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed ex-U.S. Net Total Return Index is an unmanaged index that tracks the performance of listed REITs and real estate companies globally, excluding the U.S.

Lipper Equity International Real Estate Funds Average

Funds in the Lipper Equity International Real Estate Funds Average invest at least 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Investors cannot invest directly in an index or average. The returns for the FTSE EPRA/NAREIT Developed ex-U.S. Net Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/11
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	6.3%
Westfield Group, REIT, Retail REITs	4.8
Unibail-Rodamco, REIT, Retail REITs	4.2
Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities	4.0
Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities	4.0

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 10/31/11
Diversified Real Estate Activities	28.0%
Retail REITs	22.6
Diversified REITs	13.0
Real Estate Operating Companies	12.9
Office REITs	6.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Real Estate Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the reporting period December 21, 2010 to October 31, 2011, the Prudential International Real Estate Fund (the Fund) Class A shares declined by 8.10%, underperforming the 7.33% decline of the FTSE EPRA/NAREIT Developed ex-U.S. Net Index (the Index) and outperforming the 9.98% decline of the Lipper Equity International Real Estate Funds Average.

How is the Fund managed?

Prudential Real Estate Investors, also known as PREI®, manages the Fund, and is one of the largest, most experienced global real estate managers with more than 200 investment professionals in more than 20 locations worldwide. PREI combines a top-down approach that defines broad economic and market trends with bottom-up, company-by-company analysis.

PREI’s investment process involves a core understanding of real estate values. PREI evaluates each security held by the Fund daily to assess its risk-adjusted return potential. It also regularly analyzes and updates allocation of the Fund’s holdings based on geographic location and property type. This results in a portfolio that seeks the best of established markets, as well as new opportunities in regions with growing public real estate securities markets.

PREI’s specialists in private direct property investment work with the team that invests in publicly traded real estate stocks. PREI believes the exchange of information and ideas shared between the two teams helps provide a forward view of market activity. PREI believes the extent to which it has utilized both capabilities is uncommon, particularly on a global basis.

What were conditions like in the international real estate securities market?

•	By region, 2011 returns in Canada and North America beat the UK, which outpaced Continental Europe. Asia Pacific stood as the weakest area.

•

In Europe, issues related to sovereign debt and slowing euro economies continued to challenge the equity markets. Speculation on the policies of finance ministers, central bankers and government leaders spurred considerable market volatility, far outweighing any company-specific positive news. The underlying condition of European banks served as an additional point of concern.

•

Greece, Spain, and Italy were the weakest performing markets during the reporting period. Non-euro zone participants such as the UK and Switzerland were less affected, with Switzerland standing as a top performer in 2011.

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•

Earnings estimates for some listed properties have softened due to broad economic concerns. However, estimates for those companies exposed to stronger markets have generally held up. These include companies with retail exposure in Paris and northern Europe.

•

For UK office companies, the distinction between prime (luxury) and less-than prime properties remains acute. A similar dichotomy exists for other property types and other markets. For now, prime assets are most likely to see improved leasing activity.

•

Investor interest continued to show strength in Germany. Activity in Central and Eastern Europe has shown continued improvement. This strength has been supported by cross-border investment, which increased considerably from a year ago.

•

Asian markets in the third quarter of 2011 were dominated by the U.S. debt gridlock and by the euro zone’s sovereign debt woes. However, mounting concerns over the extent of China’s slowdown, the risk of over-exposure of local governments to off-balance sheet financing vehicles, and the impact on the banking and real estate sectors also contributed to market volatility.

•

Japanese real estate developer stocks and Japanese Real Estate Investment Trusts (JREIT) outperformed their Hong Kong and Singapore counterparts. Japanese property stocks have also outperformed over the trailing year. Investors have sought refuge in the Japanese yen and improving fundamentals in the office and condo markets in Tokyo.

•

Property tightening measures in Hong Kong and Singapore have yet to moderate prices of mass market residential homes. There is increasing evidence pointing to a slowdown in the residential markets. Hong Kong mortgages in August declined 27% on a month-over-month basis, in response to rising mortgage rates. In Singapore, residential unit sales in the secondary and primary markets declined significantly from January to July 2011. Continued strong retail demand remains one of the bright spots in Hong Kong and Singapore. Retail sales in Singapore have also been buoyant.

•

China property prices in the top 10 cities declined for the first time in a year, indicating that the government’s tightening measures and economic slowdown are starting to take their toll on residential demand. China real estate stocks came off from their peak in early August following the announcement of housing purchase restrictions (HPR) targeted at second- and third-tier cities.

Prudential International Real Estate Fund	7

Strategy and Performance Overview (continued)

Which holdings or related groups of holdings made the largest positive and negative contribution to the Fund’s return?

•

Near the end of the reporting period, the Fund held the greatest exposure to diversified companies, which invest in different types of real estate (residential and commercial), and retail property companies that manage shopping malls and other retail spaces. Asia Pacific accounted for a greater portion of diversified exposure, whereas Europe held the largest exposure to retail.

•

Residential property comprised a considerably smaller allocation in the Fund. However, exposure within this segment led to the most notable positive returns for the portfolio. The Hotel/Resort segment underperformed, yet stock selection mitigated the impact.

•

Companies such as Unibail-Rodamco (France), RioCan (Canada), and GPT Group (Australia) positively benefited the portfolio. Meanwhile, Sun Hung Kai Properties Ltd. (Hong Kong), Keppel Land Ltd. (Singapore), and Hongkong Land Holdings Ltd. (Hong Kong) negatively affected the portfolio.

Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

•

The Fund maintained a balanced approach between larger, more defensive companies and smaller names offering compelling real estate value. Earlier in the period, improving market conditions allowed the portfolio to add exposure to entities appropriately positioned to benefit from a market upswing.

•

Recently, PREI maintained slight overweights in Japan and Singapore and an underweight in Hong Kong. Within sectors, PREI remains cautious on developers due to risks of further tightening measures and slowdowns because of the ongoing debt crisis. PREI is keeping its exposure to retail and Japanese re-construction and selected Singapore Real Estate Investment Trusts (SREIT) for their defensive characteristics.

•

Concerns about volatility and more selective valuations brought a modest reduction in risk exposure. Companies with defensive demand characteristics (such as certain firms within the residential/multifamily area and those with longer lease terms) gained favor over those with more economic sensitivity (such as hotel/resorts). Volatility did present several opportunities in companies that appeared undervalued in the public market.

What is PREI’s outlook for the international real estate securities markets?

•

In the near-term, macro-oriented themes continue to drive investor sentiment. At some juncture, PREI believes that concerns regarding sovereign debt and broad-based weak economic conditions will diminish.

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•

Ultimately, property fundamentals and company-specific drivers should take on added importance. While challenging, near-term volatility does present opportunities to take advantage of potentially mispriced companies. For long-term investors with a core understanding of property values, the arbitrage opportunities can be meaningful.

•

Going forward, the performance distinction between top-tier assets in top markets and lesser quality assets could remain meaningful. Certainly job formation will be key in setting the pace of demand. However, historic low interest rates and similarly low levels of new supply could likely pose a positive environment for owners of existing property in many markets. Issues in Asia Pacific may be somewhat different. Asset inflation appears to have slowed, a positive for investors. Overall, PREI maintains a cautiously optimistic view on the market.

Prudential International Real Estate Fund	9

Comments on the Fund’s Five Largest Holdings

6.3%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Ltd., through its subsidiaries, develops and invests in properties. The Company also operates hotels and manages properties, car parking, and transportation infrastructure. In addition, Sun Hung Kai operates a logistics business, construction, financial services, telecommunication, Internet infrastructure, and other services.

4.8%	Westfield Group, REIT, Retail REITs

Westfield Group is a property trust that invests in, leases, and manages retail shopping centers in Australia, New Zealand, the United States, and the United Kingdom. The Group’s operations also include asset management, property development, and construction.

4.2%	Unibail-Rodamco, REIT, Retail REITs

Unibail-Rodamco leases and rents building space, finances real estate investments, and renovates real estate for sale. The Company’s properties, mainly shopping centers, office buildings, and convention-exhibition centers, are primarily located in city centers or near major access routes.

4.0%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co., Ltd. is a Japan-based real estate company that has eight business segments. The Leasing segment leases houses and commercial facilities.

4.0%	Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities

Mitsubishi Estate Co. Ltd. engages in real estate activities primarily in Japan, the United States, and internationally. It operates in eight segments: Building Business, Residential Business, Urban Development & Investment Management, International Business, Architectural Design & Engineering, Custom-Built Housing, Hotels Business, and Real Estate Services.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential International Real Estate Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Real Estate Fund		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$875.20	1.60%	$7.56
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class B	Actual	$1,000.00	$865.50	2.35%	$11.05
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class C	Actual	$1,000.00	$867.40	1.86%	$8.75
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class Z	Actual	$1,000.00	$869.60	1.35%	$6.36
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by the 365 days in the Fund’s fiscal period ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%
COMMON STOCKS 98.3%

Australia 16.7%
100,400	CFS Retail Property Trust, REIT	$191,392
27,000	Charter Hall Office, REIT	95,808
47,500	Charter Hall Retail, REIT	162,918
232,600	Dexus Property Group, REIT	206,911
63,500	FKP Property Group	32,726
340,100	Goodman Group, REIT	221,010
86,300	GPT Group, REIT	284,815
257,200	Investa Office Fund, REIT	168,143
91,800	Stockland, REIT	303,142
84,300	Westfield Group, REIT	678,645

		2,345,510

Belgium 0.5%
515	Cofinimmo, REIT	62,781

Brazil 1.7%
6,073	BR Malls Participacoes SA	65,970
9,564	Brookfield Incorporacoes SA	37,268
3,162	Multiplan Empreendimentos Imobiliarios SA	63,853
16,305	PDG Realty SA Empreendimentos e Participacoes	71,988

		239,079

Canada 9.5%
5,441	Boardwalk Real Estate Investment Trust, REIT	265,732
23,411	Brookfield Office Properties, Inc.	384,253
11,300	Canadian Apartment Properties, REIT	229,231
15,800	Chartwell Seniors Housing Real Estate Investment Trust, REIT	123,166
13,400	RioCan Real Estate Investment Trust, REIT	339,991

		1,342,373

Finland 1.2%
20,519	Citycon Oyj	75,568
22,848	Sponda Oyj	99,260

		174,828

France 6.5%
739	ICADE, REIT	66,139
8,677	Klepierre, REIT	270,459

See Notes to Financial Statements.

Prudential International Real Estate Fund	13

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France (cont’d.)
2,942	Unibail-Rodamco, REIT	$584,897

		921,495

Germany
410	DIC Asset AG	3,740

Hong Kong 20.5%
149,000	China Overseas Land & Investment Ltd.	275,708
102,000	Hang Lung Properties Ltd.	371,465
52,000	Henderson Land Development Co. Ltd.	284,234
72,000	Hongkong Land Holdings Ltd.	381,600
29,000	Hysan Development Co. Ltd.	101,198
8,500	Kerry Properties Ltd.	31,194
60,000	Link (The), REIT	206,054
212,000	New World China Land Ltd.	48,369
34,000	New World Development Co. Ltd.	35,817
94,000	Sino Land Co. Ltd.	148,589
64,000	Sun Hung Kai Properties Ltd.	881,202
23,000	Wharf Holdings Ltd. (The)	122,343

		2,887,773

Italy 0.5%
119,504	Beni Stabili SpA, REIT	71,818

Japan 16.8%
9,200	AEON Mall Co. Ltd.	213,293
2,100	Daito Trust Construction Co. Ltd.	186,061
10,000	Daiwa House Industry Co. Ltd.	125,309
33,000	Mitsubishi Estate Co. Ltd.	558,922
34,000	Mitsui Fudosan Co. Ltd.	565,430
8	Nippon Accommodations Fund, Inc., REIT	53,011
22	Nippon Building Fund, Inc., REIT	212,448
6,200	Nomura Real Estate Holdings, Inc.	99,948
17,000	Sumitomo Realty & Development Co. Ltd.	352,361

		2,366,783

Netherlands 3.7%
1,242	Corio NV, REIT	63,116
4,654	Eurocommercial Properties NV, REIT	198,501
1,563	VastNed Retail NV, REIT	78,965

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Netherlands (cont’d.)
2,217	Wereldhave NV, REIT	$173,535

		514,117

Norway 0.7%
63,872	Norwegian Property ASA(a)	100,016

Singapore 7.9%
34,000	Ascendas Real Estate Investment Trust, REIT	55,316
34,000	Cache Logistics Trust, REIT	26,627
62,000	CapitaCommercial Trust, REIT	55,386
43,000	Capitaland Ltd.	92,641
24,000	CapitaMall Trust, REIT	35,659
109,000	CDL Hospitality Trusts, REIT	140,863
28,000	City Developments Ltd.	241,462
25,000	Global Logistic Properties Ltd.(a)	34,808
90,000	Keppel Land Ltd.	198,555
122,000	Mapletree Commercial Trust, REIT	84,236
38,880	Mapletree Industrial Trust, REIT	35,761
109,000	Suntec Real Estate Investment Trust, REIT	107,103

		1,108,417

Sweden 1.9%
12,998	Hufvudstaden AB (Class A Stock)	141,015
18,760	Klovern AB	78,287
7,033	Kungsleden AB	53,777

		273,079

United Kingdom 10.2%
10,589	Atrium European Real Estate Ltd.	53,375
4,373	Big Yellow Group PLC, REIT	18,363
34,250	British Land Co. PLC, REIT	280,203
3,260	Derwent London PLC, REIT	88,735
29,894	Great Portland Estates PLC, REIT	178,708
38,196	Hammerson PLC, REIT	249,538
33,118	Land Securities Group PLC, REIT	362,457
52,331	SEGRO PLC, REIT	204,634

		1,436,013

	TOTAL COMMON STOCKS (cost $14,946,887)	13,847,822

See Notes to Financial Statements.

Prudential International Real Estate Fund	15

Portfolio of Investments

as of October 31, 2011 continued

Units	Description	Value (Note 1)
RIGHTS(a)

Hong Kong
17,000	New World Development Co. Ltd., expiring 11/22/11 (cost $0)	$5,799

	TOTAL LONG-TERM INVESTMENTS (cost $14,946,887)	13,853,621

Shares
SHORT-TERM INVESTMENT 3.0%

AFFILIATED MONEY MARKET MUTUAL FUND
417,115	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $417,115)(b)	417,115

	TOTAL INVESTMENTS 101.3% (cost $15,364,002; Note 5)	14,270,736
	Liabilities in excess of other assets (1.3)%	(189,222)

	NET ASSETS 100%	$14,081,514

The following abbreviation is used in the Portfolio descriptions:

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$2,345,510	$—
Belgium	—	62,781	—
Brazil	239,079	—	—
Canada	1,342,373	—	—
Finland	—	174,828	—
France	—	921,495	—
Germany	—	3,740	—
Hong Kong	381,600	2,506,173	—
Italy	—	71,818	—
Japan	—	2,366,783	—
Netherlands	—	514,117	—
Norway	—	100,016	—
Singapore	—	1,108,417	—
Sweden	—	273,079	—
United Kingdom	—	1,436,013	—
Rights—Hong Kong	—	5,799	—
Affiliated Money Market Mutual Fund	417,115	—	—

Total	$2,380,167	$11,890,569	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2011 were as follows:

Diversified Real Estate Activities	28.0%
Retail REITs	22.6
Diversified REITs	13.0
Real Estate Operating Companies	12.9
Office REITs	6.2
Real Estate Development	5.0
Residential REITs	3.9
Industrial REITs	3.9
Affiliated Money Market Mutual Fund	3.0%
Specialized REITs	2.0
Homebuilding	0.8

101.3
Liabilities in excess of other assets	(1.3)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments were equity risk and foreign exchange risk.

See Notes to Financial Statements.

Prudential International Real Estate Fund	17

Portfolio of Investments

as of October 31, 2011 continued

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$5,799	—	$—

The effects of derivative instruments on the Statement of Operations for the period December 21, 2010* through October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$549

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights
Equity contracts	$5,799

For the period ended October 31, 2011, the Fund’s average value at settlement date payable for foreign currency exchange purchase contracts was $4,198.

*	Commencement of operations.

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2011	ANNUAL REPORT

Prudential International Real Estate Fund

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value:
Unaffiliated Investments (cost $14,946,887)	$13,853,621
Affiliated Investments (cost $417,115)	417,115
Foreign currency, at value (cost $6,568)	6,597
Dividends receivable	45,340
Due from manager	15,491
Tax reclaim receivable	5,271
Prepaid expenses	409

Total assets	14,343,844

Liabilities
Payable for investments purchased	209,233
Accrued expenses	52,857
Distribution fee payable	183
Affiliated transfer agent fee payable	57

Total liabilities	262,330

Net Assets	$14,081,514

Net assets were comprised of:
Shares of beneficial interest, at par	$1,538
Paid-in capital in excess of par	15,194,489

15,196,027
Undistributed net investment income	259,165
Accumulated net realized loss on investment and foreign currency transactions	(279,797)
Net unrealized depreciation on investments and foreign currencies	(1,093,881)

Net Assets, October 31, 2011	$14,081,514

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($813,904 ÷ 88,483 shares of beneficial interest issued and outstanding)	$9.20
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price to public	$9.74

Class B
Net asset value, offering price and redemption price per share ($4,452 ÷ 490.4 shares of beneficial interest issued and outstanding)	$9.08

Class C
Net asset value, offering price and redemption price per share ($30,396 ÷ 3,341 shares of beneficial interest issued and outstanding)	$9.10

Class Z
Net asset value, offering price and redemption price per share ($13,232,762 ÷ 1,446,164 shares of beneficial interest issued and outstanding)	$9.15

See Notes to Financial Statements.

Prudential International Real Estate Fund	21

Statement of Operations

December 21, 2010* through October 31, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $29,194)	$376,716
Affiliated dividend income	1,466

Total income	378,182

Expenses
Management fee	108,953
Distribution fee—Class A	760
Distribution fee—Class B	41
Distribution fee—Class C	123
Registration fees	92,000
Custodian’s fees and expenses	64,000
Legal fees and expenses	43,000
Reports to shareholders	25,000
Audit fee	25,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $300) (Note 3)	1,000
Loan interest expense (Note 7)	39
Miscellaneous	19,591

Total expenses	387,507
Expense reimbursement (Note 2)	(239,456)

Net expenses	148,051

Net investment income	230,131

Realized And Unrealized Loss On Investments And Foreign Currencies
Net realized loss on:
Investment transactions	(254,384)
Foreign currency transactions	(18,215)

(272,599)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,093,266)
Foreign currencies	(615)

(1,093,881)

Net loss on investments and foreign currencies	(1,366,480)

Net Decrease In Net Assets Resulting From Operations	$(1,136,349)

*	Commencement of operations.

See Notes to Financial Statements.

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Statement of Changes

December 21, 2010* through October 31, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$230,131
Net realized loss on investment and foreign currency transactions	(272,599)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,093,881)

Net decrease in net assets resulting from operations	(1,136,349)

Fund share transactions (Note 6)
Net proceeds from shares sold	17,868,451
Cost of shares reacquired	(2,650,588)

Net increase in net assets resulting from Fund share transactions	15,217,863

Total increase	14,081,514

Net Assets
Beginning of period	—

End of period(a)	$14,081,514

(a) Includes undistributed net investment income of:	$259,165

*	Commencement of operations.

See Notes to Financial Statements.

Prudential International Real Estate Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end, management investment company. The Trust currently consists of three portfolios: Prudential International Real Estate Fund, Prudential Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential International Real Estate Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. The Trust was organized as a Delaware business trust on September 18, 1998. The Fund commenced investment operations on December 21, 2010. The Fund is non-diversified and its investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of these financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

24	Visit our website at www.prudentialfunds.com

size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

Prudential International Real Estate Fund	25

Notes to Financial Statements

continued

factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses

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are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be income and/or capital gain and a portion is estimated to be return of capital and is recorded as a reduction of their cost. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”),

Prudential International Real Estate Fund	27

Notes to Financial Statements

continued

which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

PI has contractually agreed through February 28, 2013 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and 1% of the average daily net assets of the Class A, B, and C shares, respectively. PIMS has contractually agreed through February 28, 2013 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $1,681 in front-end sales charges resulting from sales of Class A shares, during the fiscal period ended October 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended October 31, 2011, there were no contingent deferred sales charges imposed.

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PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2. The Core Fund is a money market mutual fund registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2011, were $18,848,435 and $3,631,480, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2011, the adjustments were to increase undistributed net investment income by $29,034, increase accumulated net realized loss on investment and foreign currency transactions by $7,198 and decrease paid-in capital in excess of par by $21,836, due to the differences in the treatment for book and tax purposes of certain transactions involving investments in Passive Foreign Investment Companies, foreign securities and currencies, nondeductible expenses and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2011, there were no distributions paid by the Fund.

Prudential International Real Estate Fund	29

Notes to Financial Statements

continued

As of October 31, 2011, the accumulated undistributed earnings on a tax basis was $354,132 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$15,548,907	$154,528	$(1,432,699)	$(1,278,171)	$(615)	$(1,278,786)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and forward currency transactions.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2011 of approximately $190,000 which expires in 2019. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

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Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from Class A, Class B or Class C to Class Z shares of the Fund. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2011, Prudential owned 100 Class A shares, 100 Class B shares, 100 Class C shares and 1,000,100 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period December 21, 2010* through October 31, 2011:
Shares sold	144,845	$1,498,855
Shares reacquired	(56,362)	(570,029)

Net increase (decrease) in shares outstanding	88,483	$928,826

Class B
Period December 21, 2010* through October 31, 2011:
Shares sold	864	$8,834
Shares reacquired	(374)	(3,533)

Net increase (decrease) in shares outstanding	490	$5,301

*	Commencement of operations.

Prudential International Real Estate Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Period December 21, 2010* through October 31, 2011:
Shares sold	3,341	$32,762
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	3,341	$32,762

Class Z
Period December 21, 2010* through October 31, 2011:
Shares sold	1,655,059	$16,328,000
Shares reacquired	(208,895)	(2,077,026)

Net increase (decrease) in shares outstanding	1,446,164	$14,250,974

*	Commencement of operations.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay an annualized commitment fee of .10% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed of substantially similar terms with an increase in the amount of commitment to $900 million.

The Fund utilized the line of credit during the period ended October 31, 2011. The average daily balance for the 3 days the Fund had debt outstanding during the period was $312,333 at a weighted average interest rate of approximately 1.50%.

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Note 8. Dividends to Shareholders

Subsequent to the fiscal period end, the Fund declared ordinary income dividends on December 12, 2011 to shareholders of record on December 13, 2011. The ex-dividend date was December 14, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A*	$0.2884
Class B*	$0.2145
Class C*	$0.2590
Class Z*	$0.3114

*	Includes $0.0879 of Special Ordinary Income.

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

Prudential International Real Estate Fund	33

Financial Highlights

Class A Shares
	December 21, 2010(e) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.07
Net realized and unrealized loss on investments	(.87)
Total from investment operations	(.80)
Net asset value, end of period	$9.20
Total Return(a):	(8.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$814
Average net assets (000)	$353
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.60%	(f)(h)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(f)(h)
Net investment income	.89%	(f)(h)
For Class A, B, C and Z shares:
Portfolio turnover rate	30%	(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying fund in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

(h) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment loss ratio would have been 3.80%, 3.55% and (1.31)%, respectively.

See Notes to Financial Statements.

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Class B Shares
	December 21, 2010(d) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(.92)
Net asset value, end of period	$9.08
Total Return(a):	(9.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4
Average net assets (000)	$5
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.35%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)(f)
Net investment income	1.29%	(e)(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment loss ratio would have been 4.55%, 3.55% and (.91)%, respectively.

See Notes to Financial Statements.

Prudential International Real Estate Fund	35

Financial Highlights

continued

Class C Shares
	December 21, 2010(d) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.14
Net realized and unrealized loss on investments	(1.04)
Total from investment operations	(.90)
Net asset value, end of period	$9.10
Total Return(a):	(9.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$30
Average net assets (000)	$23
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.96%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)(f)
Net investment income	1.68%	(e)(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment loss ratio would have been 4.16%, 3.55% and (.52)%, respectively.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class Z Shares
	December 21, 2010(d) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(.85)
Net asset value, end of period	$9.15
Total Return(a):	(8.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,233
Average net assets (000)	$12,252
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.35%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)(f)
Net investment income	2.15%	(e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment loss ratio would have been 3.55%, 3.55% and (.05)%, respectively.

See Notes to Financial Statements.

Prudential International Real Estate Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential International Real Estate Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period from December 21, 2010 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 21, 2010 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

38	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential International Real Estate Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

* Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

Prudential International Real Estate Fund

(1) The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential International Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	8 Campus Drive Parsippany, NJ 07054

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential International Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUEAX	PUEBX	PUECX	PUEZX
CUSIP	74441J803	74441J886	74441J878	74441J860

MF210E    0215363-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

Large-cap stock

Objective

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Trustee of the Prudential Large-Cap Core Equity Fund (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Trustee of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Large-Cap Core Equity Fund

Prudential Large-Cap Core Equity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.69%; Class B, 2.38%; Class C, 2.39%; Class L, 1.89%; Class M, 2.36%; Class X, 1.63%; Class Z, 1.44%. Net operating expenses: Class A, 1.55%; Class B, 2.27%; Class C, 2.27%; Class L, 1.77%; Class M, 2.30%; Class X, 1.53%; Class Z, 1.42%, after contractual reduction through 2/28/2013 for Class A.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	7.71%	–6.17%	36.10%	—
Class B	6.97	–9.52	26.41	—
Class C	6.97	–9.44	26.53	—
Class L	7.45	N/A	N/A	–8.62% (3/19/07)
Class M	6.97	N/A	N/A	–10.66 (3/19/07)
Class X	7.84	N/A	N/A	–7.15 (3/19/07)
Class Z	8.04	–4.89	39.64	—
S&P 500 Index	8.07	1.25	43.67	—
Lipper Average	5.39	–0.94	39.37	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.26%	–3.85%	1.52%	—
Class B	–5.47	–3.65	1.34	—
Class C	–1.49	–3.44	1.35	—
Class L	–5.75	N/A	N/A	–5.57% (3/19/07)
Class M	–6.47	N/A	N/A	–5.22 (3/19/07)
Class X	–5.68	N/A	N/A	–4.62 (3/19/07)
Class Z	0.41	–2.51	2.35	—
S&P 500 Index	1.13	–1.18	2.82	—
Lipper Average	–1.51	–1.77	2.32	—

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (With Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	1.79%	–2.38%	2.55%	—
Class B	1.97	–2.18	2.37	—
Class C	5.97	–1.96	2.38	—
Class L	1.28	N/A	N/A	–3.18% (3/19/07)
Class M	0.97	N/A	N/A	–2.83 (3/19/07)
Class X	1.84	N/A	N/A	–2.23 (3/19/07)
Class Z	8.04	–1.00	3.39	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	7.71%	–1.26%	3.13%	—
Class B	6.97	–1.98	2.37	—
Class C	6.97	–1.96	2.38	—
Class L	7.45	N/A	N/A	–1.93% (3/19/07)
Class M	6.97	N/A	N/A	–2.41 (3/19/07)
Class X	7.84	N/A	N/A	–1.59 (3/19/07)
Class Z	8.04	–1.00	3.39	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2001) and the account values at the end of the current fiscal year

Prudential Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

(October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares will automatically convert to Class A shares approximately ten years after purchase. Class L, Class M, and Class X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other Prudential Investments mutual funds. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

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Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/11 is –2.64% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/11 is –2.86% for Class L, Class M, and Class X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/11 is –4.93% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/11 is –3.50% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/11
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	3.7%
Apple, Inc., Computers & Peripherals	3.5
Chevron Corp., Oil, Gas & Consumable Fuels	2.2
AT&T, Inc., Diversified Telecommunication Services	2.1
Wells Fargo & Co., Commercial Banks	1.8

Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/11
Information Technology	20.7%
Energy	13.3
Healthcare	12.8
Financials	12.6
Industrials	12.0

Industry weightings are subject to change.

Prudential Large-Cap Core Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Large-Cap Core Equity Fund’s Class A shares gained 7.71% for the 12-month reporting period ended October 31, 2011, underperforming the 8.07% gain of the benchmark S&P 500 Index (the Index), and outperforming the 5.39% gain of the Lipper Large-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund. The Fund’s investment objective is to seek superior long-term after-tax growth of capital. This means the Fund seeks investments that will appreciate over time. Since taxes are an influence on net returns, the Fund also tries to limit current and future taxes shareholders may pay on the Fund’s investment income and capital gains. Its goal is to outperform the returns of the S&P 500 Index on an after-tax basis over the long term.

The Fund invests in common stock and equity-related securities of large capitalization U.S. companies. The management team considers large capitalization companies to be those whose market capitalizations are within the range of companies included in the Russell 1000 Index or the S&P 500 Index. The team uses a quantitative stock selection model to help decide which common stocks to buy. The model evaluates growth potential, valuation, liquidity and investment risk.

As part of its strategy, the Fund seeks to remain fully invested. In order to accomplish this and to efficiently manage the Fund, QMA utilizes futures contracts based on the S&P 500 Index to provide liquidity for the Fund. The futures contracts are used to take a position from cash that has accrued, enabling the Fund to efficiently process large cash flows without requiring it to maintain large cash positions. During the reporting period, the Fund’s exposure to futures contracts did not have a material impact on its performance.

What were conditions like in the U.S. stock market?

•

The stock market in the U.S., as measured by the S&P 500 Index, made strong gains for most of the first half of the reporting period, but lost traction in the second half. The highest gains occurred in late April and the deepest losses at the end in September.

•

Early in the period, stocks in the Index advanced on positive factors. Companies with international operations recorded strong profits in developing countries. Low interest rates helped companies with healthy balance sheets to use excess cash for acquisitions and to hike dividend payouts.

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•

In late January, a popular anti-government uprising in Tunisia broke out, inspiring similar action in other Middle Eastern and North African countries. This brought the fear factor back into play for investors, causing a brief flight to quality, but stocks held on to gains for the month. In February, regional flare-ups spread to other countries, including oil exporter Libya. Crude oil prices rose steadily, raising a caution flag to the markets. But despite the uncertainty of potential oil-price shocks, investors chose not to unload holdings in large-cap multi-national stocks, as the Index continued to rise.

•

In March, Japan’s nuclear disaster, caused by an earthquake and tsunami of historical magnitude, wreaked havoc on international markets, negatively affecting virtually all major indexes, and erasing year-to-date gains in several days. For U.S. equities, the disruption was temporary. The continued confidence in company fundamentals, coupled with positive signs of a U.S. economic recovery, pushed equities forward. The market rebounded, reaching highs for the year in late April.

•

In May, the sovereign debt crisis in the euro zone and weakness in the U.S. economy continued to weigh on equities. Plus, sluggishness in developing economies, which have fueled recent international growth, stalled stock markets. U.S. equities continued to experiences losses through May and most of June. This was followed by higher volatility in July.

•

In late July, the protracted partisan battle in Congress over extending the U.S. debt ceiling drained investor confidence, and the Index plunged. Congress finally agreed to raise the federal government’s borrowing limit. Soon after, the Standard & Poor’s rating agency downgraded the long-term debt rating of the United States for the first time in U.S. history to AA+ from AAA. The U.S. downgrade was another blow in a year that has experienced severe market shocks.

•

A slower economic growth forecast also contributed to the broad selloff in equities, as investors rushed into U.S. Treasurys. The Index fell significantly in August and further in September. All segments of the equity markets suffered. Stocks in large-cap companies were the most resilient, since these companies generally hold less debt, manage expenses efficiently, and have strong cash reserves. October saw the Index rebound sharply, and once again, large-cap stocks generally held up well in the face of widespread uncertainty.

How did the sectors of the S&P 500 Index perform?

•

As U.S. economic growth slowed, defensive stocks, those more resistant to the movement of the business cycle, gained ground. Utilities posted the highest return. Consumer staples, healthcare, and telecommunications services also rose.

Prudential Large-Cap Core Equity Fund	7

Strategy and Performance Overview (continued)

•

Cyclical stocks, which are more sensitive to economic conditions, were mixed. Consumer discretionary, energy, and information technology posted mild gains. However, industrials, materials, and financials declined.

How did the U.S. stock market perform with respect to investment styles?

•

During the reporting period all stock-specific styles declined. Large-cap growth style stocks declined the least. Investors favored growth over value mainly because of more attractive valuations against value stocks. Growth stocks also feature more technology companies with overseas operations and hold more cash. Value-style stocks include many financial companies, which in the current environment have been out of favor.

Among slowly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•

QMA places a heavier emphasis on valuation factors, such as price-to-earnings (P/E) and price-to-book value (P/B) ratios, when evaluating slower growing stocks. In slowly growing companies, financial stocks were among those that detracted the most.

•

With renewed concerns regarding the debt crisis in Europe, as well as continuing debt concerns in the U.S., cheap financials were viewed as riskier companies and continued to sell off. Also, many energy companies, which were attractively valued, performed poorly over concern about a slowing economy.

•

Adding to the Fund’s return was the portfolio’s underweight in several financials, such as Bank of America, which declined more than 40% over the reporting period. The portfolio was also overweight in LyondellBasell Industries, which advanced nearly 35% as prospects improved for the company and it began buying back its debt.

•	The portfolio’s holdings in healthcare also added to returns, as investors began to focus on higher-quality companies during the recent volatile market and economic environment.

Among rapidly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•

For faster-growing stocks, QMA’s process places a heavier weighting on news factors, such as the direction of analyst estimates. This factor performed well over the past 12 months and added to the Fund’s return.

•

This process was particularly true among information technology stocks, most notably MasterCard and Visa, which advanced 45% and 20%, respectively, when government regulation was not as stringent as previously expected.

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•

Detracting from the Fund’s return were holdings in several faster-growing energy companies, which, despite having good news, sold off as the economy showed signs of slowing. The Fund was also underweight in Amazon.com, which, despite having downward estimate revisions, advanced 29%, as earnings exceeded expectations.

How did the Fund’s tax management strategy affect its performance?

•

Although difficult to quantify, the tax management objective affected performance over the course of the reporting period. Trading in the portfolio is not dictated by tax concerns, but the potential impact that trading can have on taxes is factored into investment decisions.

•

For example, a tax management strategy may result in a lower value exposure in the portfolio, as cheaper stocks are more likely to have been sold to realize tax losses. In an environment where value does not perform well, as was the case over the reporting period, this can help performance.

•

In any given year, the performance of the Fund may differ from that of one which does not have tax management as one of its objectives. Over the long term, QMA expects the performance differential between funds with and without a tax management objective to be minimal.

Did the Fund hold derivatives and did they affect performance?

•	The Fund held futures contracts on the S&P 500.

•

The manager utilizes these instruments as a means of holding a position and managing daily cash flows, and not as a means of adding value (see Fund Management section). Subsequently, the effect on performance was minimal.

Prudential Large-Cap Core Equity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Large-Cap Core Equity Fund		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$919.30	1.33%	$6.43
	Hypothetical	$1,000.00	$1,018.50	1.33%	$6.77

Class B	Actual	$1,000.00	$915.80	2.06%	$9.95
	Hypothetical	$1,000.00	$1,014.82	2.06%	$10.46

Class C	Actual	$1,000.00	$916.60	2.05%	$9.90
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class L	Actual	$1,000.00	$918.40	1.56%	$7.54
	Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93

Class M	Actual	$1,000.00	$915.80	2.10%	$10.14
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class X	Actual	$1,000.00	$919.70	1.31%	$6.34
	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

Class Z	Actual	$1,000.00	$920.40	1.28%	$6.20
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.3%
COMMON STOCKS
CONSUMER DISCRETIONARY 10.0%

Auto Components 0.4%
10,500	TRW Automotive Holdings Corp.(a)	$442,050

Automobiles 0.9%
31,600	Ford Motor Co.(a)(b)	369,088
27,300	General Motors Co.(a)(b)	705,705

		1,074,793

Distributors
1,000	Genuine Parts Co.	57,430

Diversified Consumer Services
1,500	Capella Education Co.(a)	52,215

Hotels, Restaurants & Leisure 1.5%
15,700	McDonald’s Corp.	1,457,745
2,400	Panera Bread Co. (Class A Stock)(a)	320,856
600	Papa John’s International, Inc.(a)	20,256

		1,798,857

Household Durables 0.2%
800	Blyth, Inc.	44,664
1,200	Harman International Industries, Inc.	51,792
2,400	Tempur-Pedic International, Inc.(a)	163,344

		259,800

Internet & Catalog Retail
200	Amazon.com, Inc.(a)	42,702

Leisure Equipment & Products 0.8%
13,400	Polaris Industries, Inc.	848,756
5,100	Sturm, Ruger & Co., Inc.	154,632

		1,003,388

Media 3.1%
34,800	Comcast Corp. (Class A Stock)	816,060
8,600	DIRECTV (Class A Stock)(a)	390,956
5,200	Dish Network Corp. (Class A Stock)(a)	125,684
76,900	News Corp. (Class A Stock)	1,347,288

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

CONSUMER DISCRETIONARY (Continued)

Media (cont’d.)
6,000	Time Warner, Inc.	$209,940
19,600	Viacom, Inc. (Class B Stock)	859,460
3,560	Walt Disney Co. (The)	124,173

		3,873,561

Multiline Retail 0.7%
16,300	Kohl’s Corp.	864,063

Specialty Retail 1.5%
11,700	Ross Stores, Inc.	1,026,441
14,500	TJX Cos., Inc.	854,485

		1,880,926

Textiles, Apparel & Luxury Goods 0.9%
16,600	Coach, Inc.	1,080,162
700	True Religion Apparel, Inc.(a)	23,744

		1,103,906
CONSUMER STAPLES 9.7%

Beverages 2.1%
17,200	Coca-Cola Co. (The)(b)	1,175,104
18,300	Coca-Cola Enterprises, Inc.(b)	490,806
300	Molson Coors Brewing Co. (Class B Stock)	12,702
13,694	PepsiCo, Inc.	862,037

		2,540,649

Food & Staples Retailing 3.2%
30,500	CVS Caremark Corp.(b)	1,107,150
40,100	Kroger Co. (The)	929,518
34,970	Wal-Mart Stores, Inc.	1,983,499

		4,020,167

Food Products 1.1%
19,338	Archer-Daniels-Midland Co.	559,642
6,300	Corn Products International, Inc.	305,550
4,000	Smithfield Foods, Inc.(a)	91,440
20,800	Tyson Foods, Inc. (Class A Stock)	401,440

		1,358,072

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

CONSUMER STAPLES (Continued)

Household Products 1.2%
5,100	Kimberly-Clark Corp.(b)	$355,521
18,564	Procter & Gamble Co. (The)	1,187,910

		1,543,431

Personal Products 0.7%
14,300	Herbalife Ltd.	891,748
1,600	Medifast, Inc.(a)(b)	26,304

		918,052

Tobacco 1.4%
13,200	Altria Group, Inc.	363,660
2,300	Lorillard, Inc.	254,518
9,100	Philip Morris International, Inc.	635,817
12,100	Reynolds American, Inc.	468,028

		1,722,023
ENERGY 13.3%

Energy Equipment & Services 1.8%
1,500	Halliburton Co.	56,040
6,100	Helix Energy Solutions Group, Inc.(a)	110,166
11,300	Helmerich & Payne, Inc.	600,934
4,200	National Oilwell Varco, Inc.	299,586
25,700	RPC, Inc.(b)	477,249
5,300	Schlumberger Ltd.	389,391
3,300	SEACOR Holdings, Inc.	280,995

		2,214,361

Oil, Gas & Consumable Fuels 11.5%
8,800	Apache Corp.	876,744
26,484	Chevron Corp.	2,782,144
24,700	ConocoPhillips	1,720,355
5,400	Consol Energy, Inc.	230,904
5,800	Devon Energy Corp.	376,710
58,274	Exxon Mobil Corp.	4,550,617
13,700	Hess Corp.	857,072
30,500	Marathon Oil Corp.	793,915
15,250	Marathon Petroleum Corp.	547,475
7,200	Occidental Petroleum Corp.	669,168
36,400	Valero Energy Corp.	895,440

		14,300,544

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

FINANCIALS 12.6%

Capital Markets 1.3%
37,200	Bank of New York Mellon Corp. (The)	$791,616
1,080	Goldman Sachs Group, Inc. (The)	118,314
2,100	Janus Capital Group, Inc.	13,776
8,000	Morgan Stanley	141,120
4,500	Raymond James Financial, Inc.	136,665
10,300	State Street Corp.	416,017

		1,617,508

Commercial Banks 3.9%
10,700	BB&T Corp.(b)	249,738
18,500	First Horizon National Corp.	129,315
80,900	Huntington Bancshares, Inc.	419,062
34,700	KeyCorp	244,982
7,100	PNC Financial Services Group, Inc.	381,341
59,100	Regions Financial Corp.	232,263
33,800	SunTrust Banks, Inc.	666,874
13,691	U.S. Bancorp	350,353
85,264	Wells Fargo & Co.	2,209,190

		4,883,118

Consumer Finance 1.1%
3,000	Capital One Financial Corp.(b)	136,980
27,500	Discover Financial Services	647,900
14,000	Nelnet, Inc. (Class A Stock)	300,720
19,300	SLM Corp.	263,831

		1,349,431

Diversified Financial Services 2.6%
71,868	Bank of America Corp.	490,859
12,270	Citigroup, Inc.	387,609
900	CME Group, Inc.	248,004
61,900	JPMorgan Chase & Co.	2,151,644

		3,278,116

Insurance 2.9%
4,700	American International Group, Inc.(a)	116,043
24,100	Assurant, Inc.	928,814
9,500	Berkshire Hathaway, Inc. (Class B Stock)(a)(b)	739,670
12,700	Lincoln National Corp.	241,935

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

FINANCIALS (Continued)

Insurance (cont’d.)
16,900	Travelers Cos., Inc. (The)	$986,115
24,400	Unum Group	581,696

		3,594,273

Real Estate Investment Trusts 0.7%
2,000	Annaly Capital Management, Inc.	33,700
3,200	Ashford Hospitality Trust, Inc.	28,480
1,500	Chatham Lodging Trust	16,875
2,700	Commonwealth REIT	52,245
11,800	Hospitality Properties Trust	283,554
22,500	Inland Real Estate Corp.	168,750
3,200	PennyMac Mortgage Investment Trust	54,720
25,100	Winthrop Realty Trust	227,155

		865,479

Real Estate Management & Development 0.1%
1,600	Jones Lang LaSalle, Inc.	103,392
HEALTHCARE 12.8%

Biotechnology 2.3%
21,500	Amgen, Inc.	1,231,305
7,400	Biogen Idec, Inc.(a)	861,064
11,000	Celgene Corp.(a)	713,130

		2,805,499

Healthcare Equipment & Supplies 1.6%
4,100	Becton Dickinson and Co.	320,743
22,400	Covidien PLC	1,053,696
13,800	Stryker Corp.(b)	661,158

		2,035,597

Healthcare Providers & Services 3.2%
24,900	Aetna, Inc.	990,024
16,800	Coventry Health Care, Inc.(a)	534,408
4,200	Humana, Inc.	356,538
22,200	UnitedHealth Group, Inc.(b)	1,065,378
14,600	WellPoint, Inc.	1,005,940

		3,952,288

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

HEALTHCARE (Continued)

Life Sciences Tools & Services 0.7%
18,300	Thermo Fisher Scientific, Inc.(a)	$919,941

Pharmaceuticals 5.0%
31,700	Abbott Laboratories	1,707,679
18,499	Johnson & Johnson	1,191,150
31,900	Merck & Co., Inc.	1,100,550
114,634	Pfizer, Inc.	2,207,851

		6,207,230
INDUSTRIALS 12.0%

Aerospace & Defense 3.0%
1,600	Cubic Corp.	75,392
16,400	General Dynamics Corp.	1,052,716
6,800	Honeywell International, Inc.	356,320
1,400	Huntington Ingalls Industries, Inc.(a)	41,300
9,900	ITT Corp.	451,440
1,500	Lockheed Martin Corp.(b)	113,850
13,700	Northrop Grumman Corp.	791,175
1,700	Precision Castparts Corp.	277,355
7,500	United Technologies Corp.(b)	584,850

		3,744,398

Air Freight & Logistics 1.0%
7,500	FedEx Corp.	613,725
8,100	United Parcel Service, Inc. (Class B Stock)	568,944

		1,182,669

Construction & Engineering
3,100	URS Corp.(a)	110,670

Electrical Equipment 1.0%
17,200	Emerson Electric Co.	827,664
700	Franklin Electric Co., Inc.	32,144
4,000	Rockwell Automation, Inc.	270,600
1,800	Thomas & Betts Corp.(a)	89,442

		1,219,850

Industrial Conglomerates 1.8%
200	3M Co.	15,804
131,500	General Electric Co.	2,197,365

		2,213,169

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Machinery 2.8%
400	Caterpillar, Inc.	$37,784
4,100	Cummins, Inc.	407,663
15,400	Deere & Co.(b)	1,168,860
11,200	Eaton Corp.	501,984
2,200	Gardner Denver, Inc.	170,126
19,800	Ingersoll-Rand PLC(b)	616,374
1,000	Nacco Industries, Inc. (Class A Stock)	82,100
6,400	Parker Hannifin Corp.	521,920

		3,506,811

Professional Services 0.1%
2,300	Equifax, Inc.	80,845

Road & Rail 2.3%
24,100	CSX Corp.	535,261
15,400	Norfolk Southern Corp.	1,139,446
12,200	Union Pacific Corp.	1,214,754

		2,889,461
INFORMATION TECHNOLOGY 20.7%

Communications Equipment 2.5%
500	Black Box Corp.	13,995
72,950	Cisco Systems, Inc.	1,351,764
4,600	Motorola Solutions, Inc.	215,786
2,900	Netgear, Inc.(a)	102,834
27,900	QUALCOMM, Inc.	1,439,640

		3,124,019

Computers & Peripherals 6.1%
10,690	Apple, Inc.(a)	4,327,098
69,400	Dell, Inc.(a)	1,097,214
47,400	EMC Corp.(a)	1,161,774
36,725	Hewlett-Packard Co.	977,252
1,400	Western Digital Corp.(a)	37,296

		7,600,634

Electronic Equipment, Instruments & Components 0.1%
4,700	Dolby Laboratories, Inc. (Class A Stock)(a)	137,428
800	SYNNEX Corp.(a)	23,096

		160,524

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Internet Software & Services 1.2%
23,300	Akamai Technologies, Inc.(a)	$627,702
1,400	Google, Inc. (Class A Stock)(a)	829,696

		1,457,398

IT Services 3.6%
4,600	Fiserv, Inc.(a)	270,802
8,970	International Business Machines Corp.	1,656,131
3,400	Mastercard, Inc. (Class A Stock)	1,180,616
2,800	Unisys Corp.(a)	72,772
14,400	Visa, Inc. (Class A Stock)	1,342,944

		4,523,265

Semiconductors & Semiconductor Equipment 1.9%
49,100	Applied Materials, Inc.	604,912
27,000	Intel Corp.	662,580
36,500	Texas Instruments, Inc.	1,121,645

		2,389,137

Software 5.3%
24,800	Activision Blizzard, Inc.(b)	332,072
17,600	Autodesk, Inc.(a)	608,960
7,900	BMC Software, Inc.(a)	274,604
19,200	Intuit, Inc.	1,030,464
53,200	Microsoft Corp.	1,416,716
65,600	Oracle Corp.	2,149,712
41,900	Symantec Corp.(a)	712,719

		6,525,247
MATERIALS 2.6%

Chemicals 1.1%
900	A. Schulman, Inc.	18,999
3,500	CF Industries Holdings, Inc.	567,945
1,800	Eastman Chemical Co.	70,722
18,000	LyondellBasell Industries NV (Class A Stock)	591,480
2,500	Mosaic Co. (The)	146,400

		1,395,546

Containers & Packaging 0.2%
11,200	Sealed Air Corp.	199,360

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

MATERIALS (Continued)

Metals & Mining 1.3%
42,100	Alcoa, Inc.	$452,996
11,100	Coeur d’Alene Mines Corp.(a)	283,827
14,300	Freeport-McMoRan Copper & Gold, Inc.	575,718
1,700	Noranda Aluminum Holding Corp.(a)	15,742
1,800	Reliance Steel & Aluminum Co.	79,542
15,700	Steel Dynamics, Inc.	196,093

		1,603,918
TELECOMMUNICATION SERVICES 2.7%

Diversified Telecommunication Services 2.6%
87,468	AT&T, Inc.	2,563,687
19,100	Verizon Communications, Inc.	706,318

		3,270,005

Wireless Telecommunication Services 0.1%
18,400	MetroPCS Communications, Inc.(a)	156,400
UTILITIES 2.9%

Electric Utilities 0.9%
6,300	Duke Energy Corp.	128,646
6,600	Entergy Corp.	456,522
9,600	NextEra Energy, Inc.	541,440

		1,126,608

Gas Utilities 0.2%
10,000	UGI Corp.	286,700

Independent Power Producers & Energy Traders 0.3%
30,300	AES Corp. (The)(a)	339,966

Multi-Utilities 1.3%
16,000	Dominion Resources, Inc.	825,440
600	Public Service Enterprise Group, Inc.	20,220
13,600	Sempra Energy	730,728

		1,576,388

Water Utilities 0.2%
7,600	American Water Works Co., Inc.	232,028

	Total long-term investments (cost $101,004,869)	123,597,878

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	21

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 8.6%

United States Government Security 0.4%
$ 550	United States Treasury Bill, 0.097%, 12/15/11 (cost $549,935)(c)(d)	$549,983

Shares

Affiliated Money Market Mutual Fund 8.2%
10,153,823	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $10,153,823; includes $9,636,954 of cash collateral received for securities on loan) (Note 3)(e)(f)	10,153,823

	Total short-term investments (cost $10,703,758)	10,703,806

	Total Investments 107.9% (cost $111,708,627; Note 5)	134,301,684
	Liabilities in excess of other assets(g) (7.9%)	(9,828,440)

	Net Assets 100.0%	$124,473,244

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,214,792; cash collateral of $9,636,954 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Rate quoted represents yield-to-maturity as of purchase date.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Open future contracts outstanding at October 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2011	Unrealized Appreciation
	Long Position:
16	E-mini S&P 500 Futures	Dec. 2011	$923,660	$999,440	$75,780

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$123,597,878	$—	$—
Affiliated Money Market Mutual Fund	10,153,823	—	—
United States Government Security	—	549,983	—
Other Financial Instruments*
Futures	75,780	—	—

Total	$133,827,481	$549,983	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2011 were as follows:

Information Technology	20.7%
Energy	13.3
Healthcare	12.8
Financials	12.6
Industrials	12.0
Consumer Discretionary	10.0
Consumer Staples	9.7
Affiliated Money Market Mutual Fund (including 7.7% of collateral received for securities on loan)	8.2
Utilities	2.9%
Telecommunication Services	2.7
Materials	2.6
United States Government Security	0.4

107.9
Liabilities in excess of other assets	(7.9)

100.0%

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	23

Portfolio of Investments

as of October 31, 2011 continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker—variation margin	$75,780	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$352,378

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(99,475)

For the year ended October 31, 2011, the Fund’s average value at trade date for futures long position was $4,404,950.

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2011	ANNUAL REPORT

Prudential Large-Cap Core Equity Fund

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value, including securities on loan of $9,214,792:
Unaffiliated investments (cost $101,554,804)	$124,147,861
Affiliated investments (cost $10,153,823)	10,153,823
Dividends and interest receivable	152,411
Receivable for Fund shares sold	10,211
Prepaid expenses	1,965

Total assets	134,466,271

Liabilities
Payable to broker for collateral for securities on loan	9,636,954
Payable for Fund shares reacquired	166,360
Accrued expenses	85,634
Distribution fee payable	35,206
Due to broker—variation margin	32,752
Management fee payable	20,195
Affiliated transfer agent fee payable	15,926

Total liabilities	9,993,027

Net Assets	$124,473,244

Net assets were comprised of:
Share of beneficial interest, at par	$10,593
Paid-in capital in excess of par	92,979,166

92,989,759
Undistributed net investment income	829,801
Accumulated net realized gain on investment and financial futures transactions	7,984,847
Net unrealized appreciation on investments	22,668,837

Net assets, October 31, 2011	$124,473,244

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($61,961,376 ÷ 5,231,771 shares of beneficial interest issued and outstanding) Maximum sales charge (5.50% of offering price)	$11.84 0.69

Maximum offering price to public	$12.53

Class B
Net asset value, offering price and redemption price per share ($4,038,367 ÷ 360,487 shares of beneficial interest issued and outstanding)	$11.20

Class C
Net asset value, offering price and redemption price per share ($20,635,876 ÷ 1,841,391 shares of beneficial interest issued and outstanding)	$11.21

Class L
Net asset value, offering price and redemption price per share ($3,846,514 ÷ 325,348 shares of beneficial interest issued and outstanding)	$11.82

Class M
Net asset value, offering price and redemption price per share ($735,026 ÷ 65,574 shares of beneficial interest issued and outstanding)	$11.21

Class X
Net asset value, offering price and redemption price per share ($837,036 ÷ 73,051 shares of beneficial interest issued and outstanding)	$11.46

Class Z
Net asset value, offering price and redemption price per share ($32,419,049 ÷ 2,695,470 shares of beneficial interest issued and outstanding)	$12.03

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2011

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $472)	$4,856,336
Affiliated dividend income	10,440
Affiliated income from securities loaned, net	8,682
Interest	880

Total income	4,876,338

Expenses
Management fee	1,592,360
Distribution fee—Class A	186,847
Distribution fee—Class B	48,862
Distribution fee—Class C	224,437
Distribution fee—Class L	20,906
Distribution fee—Class M	23,110
Distribution fee—Class X	2,843
Transfer agent’s fees and expenses (including affiliated expense of $420,000) (Note 3)	1,420,000
Reports to shareholders	170,000
Registration fees	115,000
Custodian’s fees and expenses	90,000
Legal fees and expenses	26,000
Audit fee	23,000
Trustees’ fees	17,000
Insurance	5,000
Loan interest expense (Note 7)	31
Miscellaneous	15,742

Total expenses	3,981,138
Less: Management fee waiver (Note 2)	(149,168)

Net expenses	3,831,970

Net investment income	1,044,368

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	48,968,943
Financial futures transactions	352,378

49,321,321

Net change in unrealized appreciation (depreciation) on:
Investments	(22,422,527)
Financial futures contracts	(99,475)

(22,522,002)

Net gain on investments	26,799,319

Net Increase In Net Assets Resulting From Operations	$27,843,687

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,044,368	$1,333,264
Net realized gain on investment transactions	49,321,321	41,025,007
Net change in unrealized appreciation (depreciation) on investments	(22,522,002)	(9,197,450)

Net increase in net assets resulting from operations	27,843,687	33,160,821

Dividends from net investment income (Note 1)
Class A	(107,588)	(306,462)
Class L	—	(14,916)
Class X	(2,994)	(11,620)
Class Z	(638,260)	(1,683,947)

	(748,842)	(2,016,945)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	116,185,903	153,410,690
Net asset value of shares issued in reinvestment of dividends	192,729	460,243
Cost of shares reacquired	(262,798,860)	(253,061,019)

Net decrease in net assets from Fund share transactions	(146,420,228)	(99,190,086)

Capital Contributions (Note 2)
Class X	247	667

Total decrease	(119,325,136)	(68,045,543)

Net Assets:
Beginning of year	243,798,380	311,843,923

End of year(a)	$124,473,244	$243,798,380

(a) Includes undistributed net investment income of:	$829,801	$534,275

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund (the “Fund”), Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund. These financial statements relate to Prudential Large-Cap Core Equity Fund, a diversified fund. The financial statements of the Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 3, 1999.

The Fund’s investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of

30	Visit our website at www.prudentialfunds.com

trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”.

Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal

32	Visit our website at www.prudentialfunds.com

income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate was .65% for the year ended October 31, 2011.

Effective July 1, 2011, PI has contractually agreed through February 28, 2013 to waive a portion of the Fund’s management fees so that the Fund’s annual operating expenses (exclusive of distribution and service (12b-1) fees, and certain other expenses such as taxes, interest, and brokerage commissions) do not exceed .95% of the Fund’s average daily net assets.

Prudential Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

The Fund has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Fund’s Class A, Class B, Class C, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Fund’s Class L, Class M, and Class X shares.

The Fund has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class L, Class M, and Class X shares of the Fund in accordance with Rule 12b-1 of the 1940 Act, as amended. No distribution or service fees are paid to PIMS as distributor for the Fund’s Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1.00%, 1.00%, .50%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, C, L, M, and X shares, respectively. Through February 28, 2013, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

During the year ended October 31, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The manager has paid this class for the overcharge which is reflected in the Financial Highlights for the years ended October 31, 2008 and October 31, 2007.

PIMS has advised the Fund that it received $18,442 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2011, it received $152, $7,387, $367, $485 and $1 in contingent deferred sales charges imposed upon certain redemptions by Class A, B, C, M and X shareholders, respectively.

34	Visit our website at www.prudentialfunds.com

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2011, PIM has been compensated in the amount of approximately $2,593 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2011 were $288,899,531 and $431,072,086, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the years ended October 31, 2011 and 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $748,842 and $2,016,945 from ordinary income, respectively.

As of October 31, 2011, the accumulated undistributed earnings on a tax basis were $829,801 of ordinary income and $8,311,378 of long term capital gains.

Prudential Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$111,959,378	$24,502,396	$(2,160,090)	$22,342,306

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

The Fund utilized capital loss carryforward to offset net taxable capital gains realized in the year ended October 31, 2011 of approximately $40,440,000.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed within the first 12 months after purchase. Class M and Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held.

Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited

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circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M and Class X shares will automatically convert to Class A shares approximately eight and ten years after purchase, respectively. Class L shares are closed to new initial purchases (with the exception of reinvested dividends). Class M and Class X shares are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Prudential funds. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	226,434	$2,718,176
Shares issued in reinvestment of dividends	8,951	102,580
Shares reacquired	(1,129,537)	(13,433,437)

Net increase (decrease) in shares outstanding before conversion	(894,152)	(10,612,681)
Shares issued upon conversion from Class B, M, X and Z	333,907	3,979,299
Shares reacquired upon conversion into Class Z	(64,388)	(789,446)

Net increase (decrease) in shares outstanding	(624,633)	$(7,422,828)

Year ended October 31, 2010:
Shares sold	469,101	$4,918,480
Shares issued in reinvestment of dividends	28,657	293,450
Shares reacquired	(1,550,323)	(16,217,452)

Net increase (decrease) in shares outstanding before conversion	(1,052,565)	(11,005,522)
Shares issued upon conversion from Class B, M and X	450,243	4,761,625

Net increase (decrease) in shares outstanding	(602,322)	$(6,243,897)

Class B
Year ended October 31, 2011:
Shares sold	36,242	$410,489
Shares reacquired	(73,858)	(828,131)

Net increase (decrease) in shares outstanding before conversion	(37,616)	(417,642)
Shares reacquired upon conversion into Class A	(109,632)	(1,218,226)

Net increase (decrease) in shares outstanding	(147,248)	$(1,635,868)

Year ended October 31, 2010:
Shares sold	48,796	$490,660
Shares reacquired	(211,780)	(2,125,053)

Net increase (decrease) in shares outstanding before conversion	(162,984)	(1,634,393)
Shares reacquired upon conversion into Class A	(37,008)	(366,457)

Net increase (decrease) in shares outstanding	(199,992)	$(2,000,850)

Prudential Large-Cap Core Equity Fund	37

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2011:
Shares sold	39,452	$443,412
Shares reacquired	(344,619)	(3,901,637)

Net increase (decrease) in shares outstanding before conversion	(305,167)	(3,458,225)
Shares reacquired upon conversion into Class Z	(1,009)	(11,062)

Net increase (decrease) in shares outstanding	(306,176)	$(3,469,287)

Year ended October 31, 2010:
Shares sold	65,898	$653,393
Shares reacquired	(573,791)	(5,733,429)

Net increase (decrease) in shares outstanding	(507,893)	$(5,080,036)

Class L
Year ended October 31, 2011:
Shares sold	660	$7,600
Shares reacquired	(59,311)	(703,599)

Net increase (decrease) in shares outstanding	(58,651)	$(695,999)

Year ended October 31, 2010:
Shares sold	6,212	$62,655
Shares issued in reinvestment of dividends	1,420	14,541
Shares reacquired	(124,408)	(1,292,185)

Net increase (decrease) in shares outstanding	(116,776)	$(1,214,989)

Class M
Year ended October 31, 2011:
Shares sold	3,295	$37,625
Shares reacquired	(135,762)	(1,581,318)

Net increase (decrease) in shares outstanding before conversion	(132,467)	(1,543,693)
Shares reacquired upon conversion into Class A	(193,614)	(2,207,754)

Net increase (decrease) in shares outstanding	(326,081)	$(3,751,447)

Year ended October 31, 2010:
Shares sold	4,459	$43,364
Shares reacquired	(138,228)	(1,385,341)

Net increase (decrease) in shares outstanding before conversion	(133,769)	(1,341,977)
Shares reacquired upon conversion into Class A	(343,723)	(3,468,763)

Net increase (decrease) in shares outstanding	(477,492)	$(4,810,740)

38	Visit our website at www.prudentialfunds.com

Class X	Shares	Amount
Year ended October 31, 2011:
Shares sold	137	$1,592
Shares issued in reinvestment of dividends	270	2,994
Shares reacquired	(15,943)	(182,574)

Net increase (decrease) in shares outstanding before conversion	(15,536)	(177,988)
Shares reacquired upon conversion into Class A	(42,317)	(496,947)

Net increase (decrease) in shares outstanding	(57,853)	$(674,935)

Year ended October 31, 2010:
Shares sold	22,073	$218,933
Shares issued in reinvestment of dividends	1,168	11,547
Shares reacquired	(25,866)	(261,341)

Net increase (decrease) in shares outstanding before conversion	(2,625)	(30,861)
Shares reacquired upon conversion into Class A	(89,544)	(926,405)

Net increase (decrease) in shares outstanding	(92,169)	$(957,266)

Class Z
Year ended October 31, 2011:
Shares sold	9,171,981	$112,567,009
Shares issued in reinvestment of dividends	7,501	87,155
Shares reacquired	(19,225,188)	(242,168,164)

Net increase (decrease) in shares outstanding before conversion	(10,045,706)	(129,514,000)
Shares issued upon conversion from Class A and C	64,428	800,508
Shares reacquired upon conversion into Class A	(4,881)	(56,372)

Net increase (decrease) in shares outstanding	(9,986,159)	$(128,769,864)

Year ended October 31, 2010:
Shares sold	13,879,842	$147,023,205
Shares issued in reinvestment of dividends	13,568	140,705
Shares reacquired	(21,780,541)	(226,046,218)

Net increase (decrease) in shares outstanding	(7,887,131)	$(78,882,308)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at

Prudential Large-Cap Core Equity Fund	39

Notes to Financial Statements

continued

contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed of substantially similar terms with an increase in the amount of commitment to $900 million.

The Fund utilized the line of credit during the year ended October 31, 2011. The average daily balance for the 3 days the Fund had loans outstanding during the period was approximately $252,000 at a weighted average interest rate of 1.49%. At October 31, 2011, the Fund did not have an outstanding loan amount.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and long-term capital gain distributions on November 29, 2011 to shareholders of record on November 30, 2011. The ex-dividend date was December 1, 2011. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.1146	$0.7907
Class B	$0.0340	$0.7907
Class C	$0.0340	$0.7907
Class L	$0.0879	$0.7907
Class M	$0.0340	$0.7907
Class X	$0.1186	$0.7907
Class Z	$0.1477	$0.7907

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is

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evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

Prudential Large-Cap Core Equity Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2011(a)		2010(a)	2009(a)	2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.01		$9.71	$9.32	$14.85	$13.01
Income (loss) from investment operations:
Net investment income	.05		.05	.09	.12	.09
Net realized and unrealized gain (loss) on investment transactions	.80		1.30	.40	(5.54)	1.82
Total from investment operations	.85		1.35	.49	(5.42)	1.91
Less Dividends:
Dividends from net investment income	(.02)		(.05)	(.10)	(.11)	(.07)
Net asset value, end of year	$11.84		$11.01	$9.71	$9.32	$14.85
Total Return(b):	7.71%		13.92%	5.40%	(36.75)%	14.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61,961		$64,473	$62,739	$68,021	$109,231
Average net assets (000)	$65,724		$64,562	$58,578	$93,917	$95,001
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.55%	(d)(e)	1.48%	1.55%	1.34%	1.16%
Expenses, excluding distribution and service (12b-1) fees	1.27%	(d)	1.18%	1.25%	1.06%	.91%
Net investment income	.43%	(d)	.45%	1.10%	.94%	.67%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	121%		116%	116%	96%	90%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.67%, 1.39% and .31%, respectively, for the year ended October 31, 2011.

(e) Effective July 1, 2011, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2013.

See Notes to Financial Statements.

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Class B Shares
	Year Ended October 31,
	2011(a)		2010(a)	2009(a)	2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47		$9.26	$8.87	$14.14	$12.42
Income (loss) from investment operations:
Net investment income (loss)	(.03)		(.02)	.04	.03	.01
Net realized and unrealized gain (loss) on investment transactions	.76		1.23	.37	(5.29)	1.71
Total from investment operations	.73		1.21	.41	(5.26)	1.72
Less Dividends:
Dividends from net investment income	-		-	(.02)	(.01)	-
Net asset value, end of year	$11.20		$10.47	$9.26	$8.87	$14.14
Total Return(b):	6.97%		13.07%	4.67%	(37.22)%	13.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,038		$5,317	$6,555	$9,269	$24,883
Average net assets (000)	$4,886		$5,904	$6,912	$16,689	$28,960
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	(d)	2.18%	2.25%	2.06%	1.91%
Expenses, excluding distribution and service (12b-1) fees	1.27%	(d)	1.18%	1.25%	1.06%	.91%
Net investment income (loss)	(.28)%	(d)	(.22)%	.48%	.25%	(.03)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 2.38%, 1.38% and (.39)%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	43

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2011(a)		2010(a)	2009(a)	2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.48		$9.26	$8.87	$14.14	$12.42
Income (loss) from investment operations:
Net investment income (loss)	(.03)		(.02)	.04	.03	(.01)
Net realized and unrealized gain (loss) on investment	.76		1.24	.37	(5.29)	1.73
Total from investment operations	.73		1.22	.41	(5.26)	1.72
Less Dividends:
Dividends from net investment income	-		-	(.02)	(.01)	-
Net asset value, end of year	$11.21		$10.48	$9.26	$8.87	$14.14
Total Return(b):	6.97%		13.17%	4.67%	(37.22)%	13.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,636		$22,496	$24,601	$30,243	$57,391
Average net assets (000)	$22,444		$23,934	$24,715	$45,712	$50,597
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	(d)	2.18%	2.25%	2.06%	1.91%
Expenses, excluding distribution and service (12b-1) fees	1.27%	(d)	1.18%	1.25%	1.06%	.91%
Net investment income (loss)	(.28)%	(d)	(.24)%	.44%	.23%	(.08)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 2.39%, 1.39% and (.40)%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

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Class L Shares
	Year Ended October 31,					March 16, 2007(a) through October 31,
	2011(e)		2010(e)	2009(e)	2008(e)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.00		$9.70	$9.30	$14.83	$13.16
Income (loss) from investment operations:
Net investment income	.03		.03	.08	.09	.03
Net realized and unrealized gain (loss) on investment transactions	.79		1.30	.39	(5.54)	1.64
Total from investment operations	.82		1.33	.47	(5.45)	1.67
Less Dividends:
Dividends from net investment income	-		(.03)	(.07)	(.08)	-
Net asset value, end of period	$11.82		$11.00	$9.70	$9.30	$14.83
Total Return(b):	7.45%		13.74%	5.21%	(36.94)%	12.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,847		$4,222	$4,860	$6,113	$12,962
Average net assets (000)	$4,181		$4,625	$4,965	$9,856	$8,583
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.77%	(f)	1.68%	1.75%	1.56%	1.41%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	(f)	1.18%	1.25%	1.06%	.91%	(d)
Net investment income	.22%	(f)	.27%	.94%	.73%	.31%	(d)

(a) Commencement of offering.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Annualized.

(e) Calculated based on average shares outstanding during the period.

(f) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.89%, 1.39% and .10%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	45

Financial Highlights

continued

Class M Shares
	Year Ended October 31,					March 16, 2007(a) through October 31,
	2011(e)		2010(e)	2009(e)	2008(e)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.48		$9.26	$8.87	$14.14	$12.59
Income (loss) from investment operations:
Net investment income (loss)	(.03)		(.02)	.04	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	.76		1.24	.37	(5.29)	1.57
Total from investment operations	.73		1.22	.41	(5.26)	1.55
Less Dividends:
Dividends from net investment income	-		-	(.02)	(.01)	-
Net asset value, end of period	$11.21		$10.48	$9.26	$8.87	$14.14
Total Return(b):	6.97%		13.17%	4.67%	(37.22)%	12.31%

Ratios/Supplemental Data:
Net assets, end of period (000)	$735		$4,103	$8,052	$15,423	$42,909
Average net assets (000)	$2,311		$5,918	$10,385	$29,289	$29,146
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.30%	(f)	2.18%	2.25%	2.06%	1.91%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.30%	(f)	1.18%	1.25%	1.06%	.91%	(d)
Net investment income (loss)	(.27)%	(f)	(.15)%	.55%	.24%	(.19)%	(d)

(a) Commencement of offering.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Annualized.

(e) Calculated based on average shares outstanding during the period.

(f) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 2.36%, 1.36% and (.33)%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

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Class X Shares
	Year Ended October 31,						March 16, 2007(a) through October 31,
	2011(f)		2010(f)		2009(f)	2008(f)	2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.65		$9.40		$8.97	$14.16	$12.60
Income (loss) from investment operations:
Net investment income	.05		.06		.12	.13	.04
Net realized and unrealized gain (loss) on investment transactions	.78		1.24		.40	(5.28)	1.56
Total from investment operations	.83		1.30		.52	(5.15)	1.60
Less Dividends:
Dividends from net investment income	(.02)		(.05)		(.10)	(.06)	(.07)
Capital Contributions (Note 2):	-	(h)	-	(h)	.01	.02	.03
Net asset value, end of period	$11.46		$10.65		$9.40	$8.97	$14.16
Total Return(b):	7.84%		13.91%		6.00%	(36.25)%	12.93%	(g)

Ratios/Supplemental Data:
Net assets, end of period (000)	$837		$1,394		$2,096	$2,767	$6,283
Average net assets (000)	$1,137		$1,689		$2,245	$4,698	$3,939
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.53%	(i)	1.43%		1.50%	1.38%	1.29%	(e)
Expenses, excluding distribution and service (12b-1) fees	1.28%	(i)	1.18%		1.25%	1.06%	.91%	(e)
Net investment income	.46%	(i)	.56%		1.46%	1.08%	.42%	(e)

(a) Commencement of offering.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

(e) Annualized.

(f) Calculated based on average shares outstanding during the period.

(g) Total return has been adjusted to reflect the manager payment for sales charges in excess of regulatory limits.

(h) Less than $.005 per share.

(i) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.63%, 1.38% and .36%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	47

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2011(a)		2010(a)	2009(a)	2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.18		$9.87	$9.47	$15.09	$13.21
Income (loss) from investment operations:
Net investment income	.07		.08	.08	.15	.13
Net realized and unrealized gain (loss) on investment transactions	.83		1.30	.45	(5.63)	1.85
Total from investment operations	.90		1.38	.53	(5.48)	1.98
Less Dividends:
Dividends from net investment income	(.05)		(.07)	(.13)	(.14)	(.10)
Net asset value, end of year	$12.03		$11.18	$9.87	$9.47	$15.09
Total Return(b):	8.04%		14.09%	5.83%	(36.64)%	15.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,419		$141,793	$202,941	$36,602	$23,950
Average net assets (000)	$144,295		$145,193	$90,113	$20,386	$21,053
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.42%	(d)	1.18%	1.25%	1.06%	.91%
Expenses, excluding distribution and service (12b-1) fees	1.42%	(d)	1.18%	1.25%	1.06%	.91%
Net investment income	.58%	(d)	.76%	.96%	1.25%	.93%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.44%, 1.44% and .56%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Large-Cap Core Equity Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

Prudential Large-Cap Core Equity Fund	49

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended October 31, 2011, the Fund paid ordinary income dividends for Class A and Class X shares of $0.02 per share and for Class Z shares of $0.05 per share.

For the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2012, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2011.

50	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Large-Cap Core Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

* Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

Prudential Large-Cap Core Equity Fund

(1) The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Large-Cap Core Equity Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds). The Board also considered specific information provided by Lipper and QMA at the meetings, as well as additional materials relating to the performance and fees of the Fund.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the

[1]	Prudential Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining

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to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) was in the third quartile over the one-, five- and 10-year periods, and in the fourth quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over the five- and 10-year periods, though it underperformed its benchmark index over the one- and three-year periods. The Board noted PI’s explanation that the Fund’s underperformance was attributable to the fact that, during the volatile market environment of the past several years, quantitative investment styles had struggled. The Board further noted that the Fund’s performance was in the first quartile for the first quarter of 2011. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered that PI has agreed to cap the Fund’s operating expenses at 0.95% (exclusive of 12b-1 fees and certain other fees) through February 29, 2012, which would result in the Fund’s total expenses ranking in the Expense Group’s second quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	L	M	X	Z
NASDAQ	PTMAX	PTMBX	PTMCX	N/A	N/A	N/A	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J506	74441J605	74441J704	74441J407

MF187E    0215359-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

Absolute return bond

Objective

To seek positive returns over the long term, regardless of market conditions

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Trustee of the Prudential Absolute Return Bond Fund (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Trustee of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Absolute Return Bond Fund

Prudential Absolute Return Bond Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 4.50%. Gross operating expenses: Class A, 2.70%; Class C, 3.39%; Class Q, 2.45%; Class Z, 2.48%. Net operating expenses: Class A, 1.30%; Class C, 2.05%; Class Q, 1.05%; Class Z, 1.05%, after contractual reduction through 2/28/2013.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
Since Inception
Class A	–1.27%
Class C	–1.74
Class Q	–1.09
Class Z	–1.14
BofAML USD LIBOR 3-Month CM Index	0.15
Lipper Average	–3.04

Average Annual Total Returns (With Sales Charges) as of 9/30/11
Since Inception
Class A	N/A
Class C	N/A
Class Q	N/A
Class Z	N/A
BofAML USD LIBOR 3-Month CM Index	N/A
Lipper Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/11
Since Inception
Class A	N/A
Class C	N/A
Class Q	N/A
Class Z	N/A

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Average Annual Total Returns (Without Sales Charges) as of 10/31/11
Since Inception
Class A	N/A
Class C	N/A
Class Q	N/A
Class Z	N/A

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class A shares) with a similar investment in the BofAML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Absolute Return Bond Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The performance data featured represents past performance for a period of less than one year. While past performance is never an indication of future results, short periods of performance may be particularly unrepresentative of long-term performance for certain types of funds.

Inception date: 3/30/11

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50%, and an annual 12b-1 fee of up to 0.30%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Q and Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

BofAML USD LIBOR 3-Month CM Index

The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity (CM) Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Absolute Return Funds Average

Funds in the Lipper Absolute Return Funds Average aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/11
	Total Distributions Paid during the Period	30-Day SEC Yield
Class A	$0.15	3.29%
Class C	0.10	2.70
Class Q	0.16	3.69
Class Z	0.15	3.68

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/11
Fraser Sullivan CLO Ltd. (Cayman Islands), Ser. 2011-6A, Class A1, 144A	2.8%
Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A	1.9
LCM LP (Cayman Islands), Ser. 2010-8A, Class A, 144A	1.4
Bear Stearns Commercial Mortgage Securities, Ser. 2005-PWR7, Class A2	1.4
Apidos CDO (Cayman Islands), Ser. 2006-4A, Class A1, 144A	1.4

Holdings reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 10/31/11
U.S. Government & Agency	1.4%
Aaa	36.9
Aa	4.3
A	9.2
Baa	15.1
Ba	16.2
B	14.7
Caa	1.6
Not Rated	3.4
Total Investments	102.8
Liabilities in excess of other assets	–2.8
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Absolute Return Bond Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund Class A shares declined 1.27% for the reporting period, from inception on March 30, 2011 through October 31, 2011. The Class A shares underperformed the 0.15% gain of the BofAML USD 3-month LIBOR Constant Maturity Index (the Index) but outperformed the 3.04% decline of the Lipper Absolute Return Funds Average.

How is the Fund Managed?

Prudential Fixed Income manages the Fund, which seeks positive returns over the long term regardless of market conditions. It is designed to potentially mitigate downside risk in a bond portfolio. To achieve these results, portfolio managers apply their expertise in sector and security selection, while using strategies that seek to reduce the impact of interest rate changes on the Fund.

The Fund invests at least 80% of its investable assets in a diversified portfolio of U.S. and foreign fixed income securities that may include (but are not limited to) corporate bonds, commercial mortgage-backed securities, and government-related securities. It mostly looks for investment-grade debt securities denominated in U.S. dollars or foreign currencies. However, the Fund can also invest in high yield corporate bonds, commonly called “junk” bonds as they are rated below investment grade.

How did the U.S. fixed income market perform?

The U.S. fixed income market was characterized by dramatic changes in investor risk appetite that occurred in response to momentous economic and political developments around the world. Yet all sectors of the U.S. fixed income market finished the period in the black.

•

The period began on an upbeat note, but the second quarter of 2011 was marked by increasing anxiety. Rising gas prices sapped consumption. Supply chain disruptions emanating from Japan in the aftermath of an earthquake, tsunami, and nuclear disaster, along with weather-related events in the United States, caused production slowdowns. Moreover, employment growth in the United States weakened dramatically in May, and a sovereign-debt crisis in the euro zone worsened. Against this negative economic backdrop, yields on U.S. Treasury securities declined and pushed up their prices, as bond prices move inversely to yields.

•

The flight to quality gained momentum in the third quarter of 2011. Investors increasingly sought refuge in Treasury securities and the U.S. dollar in response to signs of slower global economic growth and deepening concerns about the European sovereign-debt crisis. The Treasury securities rally strengthened in

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September after the Federal Reserve announced it would, in October, begin selling $400 billion of short-term U.S. Treasuries and buying their longer-term counterparts in an effort to put downward pressure on longer-term rates. After the announcement, Treasury securities soared in value, even though Standard & Poor’s had recently downgraded the U.S. long-term credit rating to AA+ from AAA.

•

All other sectors of the U.S. fixed income market, such as investment-grade corporate bonds and commercial mortgage-backed securities, underperformed similar-maturity Treasury securities for the third quarter. Nevertheless, investor risk tolerance increased in October. Prices of Treasury securities declined, while investment-grade and high yield corporate bonds gained in value, as signs of strength in the U.S. economy quieted fear that it might lapse into a double-dip recession. Also, European leaders appeared to make progress on containing the region’s sovereign-debt crisis.

Which strategy made the largest positive contribution to the Fund’s performance?

The Fund’s interest rate strategy made the largest positive contribution to its performance versus the Index.

•

The Fund utilized interest rate swaps to shorten its duration, which measures the approximate price volatility of a bond portfolio for a given change in interest rates. This strategy helped reduce the impact of interest rate fluctuations on the Fund. Yet the Fund still had a longer duration than the Index, which benefited it as declining rates drove bond prices higher during the period.

Which strategy detracted most from the Fund’s return?

The Fund’s sector allocation strategy avoided Treasury securities and emphasized spread sectors, which provides extra yield (spread) over similar-maturity Treasury securities to compensate for their greater credit risk. This approach detracted most from the Fund’s return, as spread sectors sharply underperformed comparable Treasury securities during the turbulent third quarter. Subsequently, in October, when the Fund did not recover all the ground it had lost during the third quarter, it ended the period with a slight loss.

•	Investment-grade corporate bonds were a major detractor, largely due to the Fund’s emphasis on debt securities of banks that were pressured by uncertainty over their exposures to the euro-zone crisis.

•

Emerging market bonds detracted from the Fund’s return. These debt securities, as well as emerging market currencies, were hit particularly hard in the third quarter by the European sovereign-debt crisis and the potential for a double-dip recession in the United States.

Prudential Absolute Return Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$982.70	1.30%	$6.50
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

Class C	Actual	$1,000.00	$977.40	2.05%	$10.22
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Q	Actual	$1,000.00	$981.80	1.05%	$5.24
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class Z	Actual	$1,000.00	$981.30	1.05%	$5.24
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Absolute Return Bond Fund	9

Portfolio of Investments

as of October 31, 2011

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 100.6%
ASSET-BACKED SECURITIES 23.2%

Collateralized Loan Obligations, Debt Obligations and Other Asset-Backed Securities 13.8%
Apidos CDO (Cayman Islands), Ser. 2006-4A, Class A1, 144A(a)	Aaa	0.672%	10/27/18	$500	$475,507
Ser. 2011-8A, Class A1, 144A(a)	Aaa	2.094	10/17/21	250	246,758
Fraser Sullivan CLO Ltd. (Cayman Islands), Ser. 2011-6A, Class A1, 144A(a)	Aaa	2.020	11/22/22	1,000	987,500
Fuel Trust, Sec’d. Notes, 144A	Baa2	4.207	04/15/16	200	200,778
Hewett’s Island CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A(a)	Aaa	0.687	12/15/16	262	256,445
LCM LP (Cayman Islands), Ser. 2010-8A, Class A, 144A(a)	AAA(b)	2.001	01/14/21	500	488,415
Monument Park CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A(a)	Aaa	0.959	01/20/16	272	263,918
Morningside Park CLO Ltd. (Cayman Islands), Ser. 2010-1A, Class A, 144A(a)	Aaa	2.001	10/14/20	250	241,750
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2005-4A, Class A1L, 144A(a)	Aaa	0.597	03/15/18	494	472,469
Rosedale CLO Ltd. (Cayman Islands), Ser. I-A, Class A1S, 144A(a)	Aaa	0.666	07/24/21	234	224,512
Stanfield Vantage CLO Ltd. (Cayman Islands), Ser. 2005-1A, Class A1, 144A(a)	Aaa	0.653	03/21/17	308	297,890

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	11

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations and Other Asset-Backed Securities (cont’d.)
Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A(a)	Aaa	0.504%	11/01/18	$700	$662,201

					4,818,143

Residential Mortgage-Backed Securities 9.4%
Argent Securities, Inc., Ser. 2003-W5, Class M1(a)	Baa1	0.945	10/25/33	173	131,688
Bear Stearns Asset Backed Securities Trust, Ser. 2003-3, Class A2(a)	Aa2	0.835	06/25/43	263	227,124
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2002-3, Class 2A1(a)	A1	0.885	08/25/32	336	248,053
Citigroup Mortgage Loan Trust, Inc., Ser. 2005-OPT1, Class M1(a)	Aa3	0.665	02/25/35	317	244,999
Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1(a)	Baa1	0.995	03/25/34	390	274,420
Credit-Based Asset Servicing and Securitization LLC, Ser. 2003-CB3, Class AF1	A2	3.379	12/25/32	301	248,646
Ser. 2003-CB5, Class M1(a)	Ba1	1.265	11/25/33	364	277,653
Finance America Mortgage Loan Trust, Ser. 2003-1, Class M1(a)	A2	1.295	09/25/33	387	306,424
HSBC Home Equity Loan Trust, Ser. 2006-2, Class A2(a)	Aaa	0.425	03/20/36	255	238,086
Ser. 2007-3, Class A4(a)	Aa2	1.745	11/20/36	250	196,248
Morgan Stanley ABS Capital I, Ser. 2004-WMC1, Class M1(a)	B1	1.175	06/25/34	314	230,944
Residential Asset Securities Corp., Ser. 2005-KS8, Class M1(a)	Baa3	0.655	08/25/35	300	260,236

See Notes to Financial Statements.

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Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Specialty Underwriting & Residential Finance, Ser. 2003-BC4, Class M1(a)	Ba3	1.145%	11/25/34	$297	$225,880
Structured Asset Securities Corp., Ser. 2005-WF4, Class M1(a)	Baa3	0.645	11/25/35	250	165,478

					3,275,879

TOTAL ASSET-BACKED SECURITIES (cost $8,277,038)					8,094,022

BANK LOANS(a) 7.6%

Automotive 1.1%
Autoparts Holdings Ltd.	B1	6.500	07/29/17	75	74,813
Chrysler Group LLC	Ba2	6.000	05/24/17	150	141,084
Delphi Corp.	Baa3	3.500	03/31/17	171	170,518

					386,415

Banking 0.3%
JBS USA LLC	Ba3	4.250	05/25/18	100	97,755

Capital Goods 0.8%
Dealer Computer Services, Inc.	Ba2	3.750	04/21/18	100	99,176
Hertz Corp.	Ba1	3.750	03/12/18	100	92,500
Terex Corp.	Ba2	5.500	04/28/17	100	99,938

					291,614

Chemicals 0.6%
Ashland, Inc.	Baa3	3.750	11/30/18	100	100,313
Houghton International, Inc.	B1	6.750	01/31/16	99	99,249

					199,562

Consumer 0.3%
Visant Corp.	Ba3	5.250	12/22/16	99	94,026

Electric 0.4%
AES Corp.	Ba1	4.250	05/27/18	100	99,251

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	13

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

BANK LOANS(a) (Continued)

Electric (cont’d.)
Texas Competitive Electric Holdings Co. LLC	B2	4.891%	10/10/17	$48	$32,663

					131,914

Foods 0.5%
Dole Food Co., Inc.	Ba2	5.000	07/08/18	32	32,432
Dole Food Co., Inc.	Ba2	5.000	07/08/18	17	17,464
OSI Restaurant Partners, Inc.	B3	2.483	06/14/13	45	42,857
OSI Restaurant Partners, Inc.	B3	2.563	06/14/14	104	99,159

					191,912

Gaming 0.2%
Venetian Macau Ltd.	Ba3	4.750	05/25/12	27	26,774
Venetian Macau Ltd.	Ba3	4.750	05/25/13	47	46,218

					72,992

Healthcare & Pharmaceutical 1.9%
Capsugel Holdings US, Inc.	B1	5.250	08/01/18	100	100,125
Drumm Investors LLC	B1	5.000	05/04/18	100	90,601
HCA, Inc.	Ba3	3.619	03/31/17	200	193,750
HCR Healthcare LLC	Ba3	5.000	04/06/18	100	89,301
PTS Acquisitions Corp.	Ba3	2.496	04/10/14	50	47,378
RPI Finance Trust	Baa2	4.000	05/31/18	150	148,409

					669,564

Real Estate Investment Trusts 0.3%
C.B. Richard Ellis Services, Inc.	Ba1	3.742	09/04/19	100	97,007

Retailers 0.3%
Nieman Marcus Group, Inc.	B2	4.750	05/16/18	100	96,982

Technology 0.9%
CDW LLC	B2	4.250	07/15/17	100	94,625
First Data Corp.	B1	4.358	03/24/18	141	121,290

See Notes to Financial Statements.

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Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

BANK LOANS(a) (Continued)

Technology (cont’d.)
Sensata Technologies, Inc.	B1	4.000%	05/12/18	$100	$99,043

					314,958

TOTAL BANK LOANS (cost $2,726,689)					2,644,701

COMMERCIAL MORTGAGE-BACKED SECURITIES 24.8%
Banc of America Commercial Mortgage, Inc., Ser. 2006-1, Class A2(a)	Aaa	5.334	09/10/45	172	172,033
Ser. 2006-6, Class A2	Aaa	5.309	10/10/45	376	375,749
Ser. 2007-1, Class A3	Aaa	5.449	01/15/49	272	285,969
Ser. 2007-5, Class A3	AAA(b)	5.620	02/10/51	30	31,260
Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser. 2007-1, Class AAB	Aaa	5.422	01/15/49	40	42,566
Ser. 2007-2, Class A3(a)	AAA(b)	5.618	04/10/49	200	215,295
Bear Stearns Commercial Mortgage Securities, Ser. 2005-PWR7, Class A2	Aaa	4.945	02/11/41	478	478,858
Ser. 2006-PW11, Class A4(a)	AAA(b)	5.452	03/11/39	200	222,715
Ser. 2006-PW14, Class A2	AAA(b)	5.123	12/11/38	80	79,775
Ser. 2007-PW17, Class A3	AAA(b)	5.736	06/11/50	200	211,276
Ser. 2007-T26, Class A2	AAA(b)	5.330	01/12/45	200	201,126
Citigroup Commercial Mortgage Trust,
Ser. 2007-C6, Class A3(a)	Aaa	5.697	12/10/49	200	214,209
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Ser. 2006-CD2, Class A2	Aaa	5.408	01/15/46	140	140,264
Ser. 2006-CD3, Class A2	Aaa	5.560	10/15/48	233	235,698
Ser. 2007-CD4, Class A2B	Aaa	5.205	12/11/49	200	203,591
Ser. 2007-CD4, Class A3	Aaa	5.293	12/11/49	200	212,395
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A2(a)	Aaa	5.714	06/15/39	167	168,448
Ser. 2007-C4, Class A3(a)	Aaa	5.795	09/15/39	200	210,047
CW Capital Cobalt Ltd., Ser. 2007-C2, Class A2	Aaa	5.334	04/15/47	226	230,202

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	15

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class AAB	Aaa	5.477%	12/10/49	$155		$162,817
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A3	Aaa	4.569	08/10/42	200		204,213
Ser. 2006-GG7, Class A2(a)	Aaa	6.032	07/10/38	87		86,709
Ser. 2007-GG9, Class A2	Aaa	5.381	03/10/39	409		411,030
GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A2(a)	AAA(b)	5.506	04/10/38	74		75,044
Ser. 2006-GG8, Class A2	Aaa	5.479	11/10/39	65		65,035
Ser. 2006-GG8, Class A3	Aaa	5.542	11/10/39	200		207,725
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2004-CBX, Class AJ(a)	Aa1	4.951	01/12/37	200		198,150
Ser. 2005-LDP4, Class AM(a)	Aa2	4.999	10/15/42	200		205,206
Ser. 2006-LDP6, Class ASB(a)	Aaa	5.490	04/15/43	160		169,629
Ser. 2007-LD11, Class A3(a)	Aaa	5.817	06/15/49	218		234,370
Ser. 2007-LD12, Class A2	Aaa	5.827	02/15/51	397		405,713
LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A3	Aaa	4.647	07/15/30	111		111,405
Ser. 2006-C3, Class A4(a)	Aaa	5.661	03/15/39	200		223,228
Ser. 2006-C6, Class A2	Aaa	5.262	09/15/39	12		12,043
Ser. 2007-C2, Class A2	AAA(b)	5.303	02/15/40	263		264,805
Merrill Lynch Mortgage Trust, Ser. 2007-C1, Class A3(a)	A+(b)	5.828	06/12/50	200		213,610
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Ser. 2006-4, Class A2(a)	Aaa	5.112	12/12/49	102		102,213
Morgan Stanley Capital I, Ser. 2006-HQ9, Class A2	AAA(b)	5.618	07/12/44	144		143,912
Ser. 2007-HQ11, Class A2	Aaa	5.359	02/12/44	120		120,183
Ser. 2007-HQ11, Class A31	Aaa	5.439	02/12/44	160		167,312
Ser. 2007-IQ14, Class AAB(a)	Aaa	5.654	04/15/49	200		212,383
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C27, Class A2	Aaa	5.624	07/15/45	271	(c)	270
Ser. 2006-C29, Class A3	Aaa	5.313	11/15/48	125		131,038

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Ser. 2007-C30, Class A3	Aaa	5.246%	12/15/43	$400	$402,825
Ser. 2007-C33, Class A2(a)	Aaa	5.854	02/15/51	186	188,172

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,621,905)					8,650,516

CORPORATE BONDS 37.5%

Aerospace & Defense 0.1%
BE Aerospace, Inc.,
Sr. Unsec’d. Notes	Ba3	8.500	07/01/18	35	38,238

Airlines 0.7%
Continental Airlines 2007-1 Class A Pass Through Trust,
Pass-thru Certs., Ser. A	Baa1	5.983	04/19/22	112	113,768
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-thru Certs., Ser. A	Baa2	5.300	04/15/19	130	130,650

					244,418

Banking 5.5%
Abbey National Treasury Services PLC (United Kingdom), Gtd. Notes	A1	2.875	04/25/14	50	47,926
American Express Co., Sr. Unsec’d. Notes	A3	8.125	05/20/19	130	167,328
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	5.875	01/05/21	130	127,287
Capital One Financial Corp., Sub. Notes	Baa2	6.150	09/01/16	110	116,809
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.125	05/15/18	130	144,049
Sub. Notes	Baa1	5.000	09/15/14	100	101,899
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.125	01/15/15	100	104,473
Sub. Notes	A2	5.625	01/15/17	130	134,632

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	17

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa2	3.500%	06/28/15	$120	$123,822
JPMorgan Chase & Co., Jr. Sub Notes, Ser. 1(a)	Baa1	7.900	04/29/49	130	139,972
Sr. Unsec’d. Notes	Aa3	3.150	07/05/16	15	15,026
Sr. Unsec’d. Notes	Aa3	6.000	01/15/18	130	145,467
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN	A1	5.800	01/13/20	100	102,379
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625	09/23/19	130	128,365
PNC Funding Corp., Gtd. Notes	A3	2.700	09/19/16	50	50,607
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A2	4.875	03/16/15	100	101,624
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa1	4.625	04/19/16	35	34,467
US Bancorp, Jr. Sub Notes	A2	3.442	02/01/16	130	133,419

					1,919,551

Building Materials & Construction 0.3%
Country Garden Holdings Co. (Cayman Islands), Sr. Unsec’d. Notes, 144A	Ba3	11.750	09/10/14	100	97,000

Cable 4.0%
Charter Communications Operating LLC, Sec’d. Notes, 144A	Ba2	8.000	04/30/12	300	306,750
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	Ba3	6.750	11/15/21	50	50,000
Sr. Unsec’d. Notes	Ba3	8.500	04/15/14	250	274,375
Sr. Unsec’d. Notes	Ba3	8.625	02/15/19	35	39,725

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500%	03/01/16	$130	$135,298
Echostar DBS Corp., Gtd. Notes	Ba2	6.625	10/01/14	200	208,500
UPC Holding BV (Netherlands), Sr. Sec’d. Notes, 144A	B2	9.875	04/15/18	150	163,125
Videotron Ltee (Canada), Gtd. Notes	Ba1	9.125	04/15/18	200	220,000

					1,397,773

Capital Goods 0.7%
Case New Holland, Inc., Gtd. Notes	Ba2	7.750	09/01/13	100	106,500
MHP SA (Luxembourg), Gtd. Notes, 144A	B3	10.250	04/29/15	100	94,500
Xylem, Inc., Gtd. Notes, 144A	Baa2	4.875	10/01/21	50	51,786

					252,786

Chemicals 1.1%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	5.900	02/15/15	120	133,541
Lyondell Chemical Co., Sec’d. Notes	Ba3	11.000	05/01/18	100	111,375
Rockwood Specialties Group, Inc., Gtd. Notes	B1	7.500	11/15/14	150	151,875

					396,791

Consumer 0.5%
Sealy Mattress Co.,
Sr. Sec’d. Notes, 144A	Ba3	10.875	04/15/16	140	153,650
VF Corp.,
Sr. Unsec’d. Notes	A3	3.500	09/01/21	25	25,356

					179,006

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electric 0.4%
DTE Energy Co.,
Sr. Unsec’d. Notes(a)	Baa2	1.031%	06/03/13	$50	$49,979
EDP Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A	Baa3	5.375	11/02/12	100	99,777

					149,756

Energy - Other 2.2%
Alliance Oil Co. Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A	B+(b)	9.875	03/11/15	100	102,500
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	Ba1	6.375	09/15/17	100	117,675
Cameron International Corp.,
Sr. Unsec’d. Notes(a)	Baa1	1.257	06/02/14	125	125,585
Dolphin Energy Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A	A1	5.888	06/15/19	88	96,427
Forest Oil Corp.,
Gtd. Notes	B1	8.500	02/15/14	200	216,000
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.150	03/15/13	100	104,616

					762,803

Foods 2.4%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	Baa1	7.750	01/15/19	100	130,736
ARAMARK Corp.,
Gtd. Notes	B3	8.500	02/01/15	200	207,500
Dole Food Co., Inc.,
Sr. Sec’d. Notes	B2	13.875	03/15/14	100	116,750
Kraft Foods, Inc.,
Sr. Unsec’d. Notes	Baa2	6.125	02/01/18	120	141,540
Smithfield Foods, Inc.,
Sr. Sec’d. Notes	Ba2	10.000	07/15/14	100	116,250

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
Stater Brothers Holdings, Inc.,
Gtd. Notes	B2	7.750%	04/15/15	$125	$129,062

					841,838

Gaming 1.6%
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes	B2	9.875	08/15/18	100	98,750
MGM Resorts International,
Sr. Sec’d. Notes	Ba3	11.125	11/15/17	200	227,000
Sr. Sec’d. Notes	Ba3	13.000	11/15/13	100	115,250
Yonkers Racing Corp.,
Sec’d. Notes, 144A (original cost $139,688; purchased 04/12/11)(d)(e)	B1	11.375	07/15/16	125	128,437

					569,437

Healthcare & Pharmaceutical 1.2%
Apria Healthcare Group, Inc.,
Sr. Sec’d. Notes	Ba3	11.250	11/01/14	125	121,563
HCA, Inc., Sr. Unsec’d. Notes	B3	7.190	11/15/15	100	98,000
Sr. Unsec’d. Notes, MTN	B3	9.000	12/15/14	200	206,500

					426,063

Insurance 1.8%
Allied World Assurance Co. Holdings Ltd. (Bermuda),
Gtd. Notes	Baa1	7.500	08/01/16	100	114,238
American International Group, Inc.,
Sr. Unsec’d. Notes	Baa1	6.400	12/15/20	130	136,155
AON Corp.,
Sr. Unsec’d. Notes	Baa2	3.125	05/27/16	110	111,710
Liberty Mutual Group, Inc.,
Sr. Unsec’d. Notes, 144A	Baa2	6.700	08/15/16	115	123,873

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Markel Corp.,
Sr. Unsec’d. Notes	Baa2	7.125%	09/30/19	$130	$148,997

					634,973

Lodging 0.4%
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	5.750	02/01/18	120	125,913

Media & Entertainment 2.5%
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	Caa2	11.250	06/15/16	100	105,500
Lamar Media Corp., Gtd. Notes	Ba3	9.750	04/01/14	175	192,500
LIN Television Corp., Gtd. Notes	Caa1	6.500	05/15/13	275	275,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625	02/01/14	250	287,500

					860,500

Metals 2.6%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	9.850	06/01/19	50	59,317
Bumi Capital Pte Ltd. (Singapore), Sr. Sec’d. Notes, RegS	Ba3	12.000	11/10/16	100	105,000
Century Aluminum Co., Sec’d. Notes	B(b)	8.000	05/15/14	125	126,562
Indo Integrated Energy II BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	9.750	11/05/16	100	108,500
Raspadskaya OJSC Via Raspadskaya Securities Ltd. (Ireland), Sec’d. Notes	B1	7.500	05/22/12	100	100,875
Steel Dynamics, Inc., Gtd. Notes	Ba2	6.750	04/01/15	150	152,625

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Gtd. Notes	Ba2	7.375%	11/01/12	$250	$259,063

					911,942

Non-Captive Finance 1.8%
American General Finance Corp., Sr. Unsec’d. Notes, Ser. H, MTN	B3	5.375	10/01/12	100	95,000
CIT Group, Inc., Sec’d. Notes, 144A	B2	7.000	05/02/17	150	149,625
General Electric Capital Corp., Sub. Notes	Aa3	5.300	02/11/21	130	138,354
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.750	05/15/16	25	23,587
Sr. Unsec’d. Notes	B1	6.250	05/15/19	25	23,533
Sr. Unsec’d. Notes	B1	8.625	09/15/15	90	94,500
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000	03/25/20	100	104,000

					628,599

Paper 1.7%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $35,100; purchased 04/20/11)(d)(e)	Baa3	5.400	11/01/20	35	39,021
Graphic Packaging International, Inc., Gtd. Notes	B2	9.500	06/15/17	150	163,875
International Paper Co., Sr. Unsec’d. Notes	Baa3	9.375	05/15/19	100	128,232
Rock-Tenn Co., Gtd. Notes	Ba2	9.250	03/15/16	150	159,375
Verso Paper Holdings LLC/Verso Paper, Inc., Sr. Sec’d. Notes	Ba2	11.500	07/01/14	100	105,000

					595,503

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts 0.4%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	4.600%	06/15/13	$130	$133,541

Retailers 0.5%
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	B2	9.250	11/15/14	150	153,938

Technology 2.7%
Applied Materials, Inc., Sr. Unsec’d. Notes	A3	2.650	06/15/16	25	25,758
Fiserv, Inc., Gtd. Notes	Baa2	3.125	06/15/16	35	35,549
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes, Ser. EXcH(a)	B2	3.153	10/15/13	300	294,000
Seagate Technology International (Cayman Islands),
Sec’d. Notes, 144A	Baa3	10.000	05/01/14	100	113,750
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.625	05/15/15	150	161,625
Sr. Sec’d. Notes	B3	4.875	01/15/14	100	100,500
Unisys Corp.,
Sr. Sec’d. Notes, 144A	Ba1	12.750	10/15/14	100	112,250
Xerox Corp.,
Sr. Unsec’d. Notes(a)	Baa2	1.110	05/16/14	100	99,099

					942,531

Telecommunications 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes	A2	2.400	08/15/16	75	76,671
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A	B1	12.000	04/01/14	100	113,000
Embarq Corp., Sr. Unsec’d. Notes (original cost $135,646; purchased 05/04/11 - 05/11/11)(d)(e)	Baa3	7.082	06/01/16	120	130,053

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
MTS International Funding Ltd. (Ireland), Sec’d. Notes, 144A	Ba2	8.625%	06/22/20	$100	$109,250
Nextel Communications, Inc., Gtd. Notes, Ser. E	B1	6.875	10/31/13	60	59,250
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	3.992	02/16/16	120	118,054

					606,278

Tobacco 0.7%
Altria Group, Inc., Gtd. Notes	Baa1	9.950	11/10/38	60	91,158
Lorillard Tobacco Co., Gtd. Notes	Baa2	3.500	08/04/16	15	15,058
Reynolds American, Inc., Gtd. Notes	Baa3	6.750	06/15/17	115	132,888

					239,104

TOTAL CORPORATE BONDS (cost $13,208,017)					13,108,282

MUNICIPAL BOND 0.4%
State of Illinois (cost $125,919)	A1	3.321	01/01/13	125	127,344

NON-CORPORATE FOREIGN AGENCIES 2.6%
Corp. Andina de Fomento (Supranational), Sr. Unsec’d. Notes	A1	3.750	01/15/16	70	70,240
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.125	09/09/15	100	102,556
Gazprom OAO Via Gazprom International SA (Luxembourg), Gtd. Notes, 144A	BBB+(b)	7.201	02/01/20	68	74,983

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

NON-CORPORATE FOREIGN AGENCIES (Continued)
KazMunayGas National Co. (Kazakhstan), Sr. Unsec’d. Notes, 144A, MTN	Baa3	8.375%	07/02/13		$100	$106,500
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250	06/17/14		100	108,761
NAK Naftogaz Ukraine (Ukraine), Gtd. Notes	NR	9.500	09/30/14		95	94,050
National Agricultural Cooperative Federation (South Korea), Sr. Unsec’d. Notes, 144A, MTN	A1	3.500	02/08/17		200	195,658
Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes, Ser. 2014	NR	4.900	10/28/14		200	152,000

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $922,842)						904,748

SOVEREIGNS 3.1%
Argentina Bonos (Argentina), Sr. Unsec’d. Notes	NR	7.000	10/03/15		200	177,295
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	Ba1	6.750	03/10/14		200	217,500
Ireland Government Bond (Ireland), Bonds	Ba1	4.500	04/18/20	EUR	45	49,191
Mexican Bonos (Mexico), Bonds, Ser. M 30	Baa1	10.000	11/20/36	MXN	500	48,093
Poland Government Bond (Poland), Bonds, Ser. 1019	A2	5.500	10/25/19	PLN	00	62,730

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

SOVEREIGNS (Continued)
Republic of Ghana (Ghana), Unsec’d. Notes, 144A	B(b)	8.500%	10/04/17		$200	$224,000
South Africa Government Bond (South Africa), Bonds, Ser. R213	A3	7.000	02/28/31	ZAR	1,730	181,731
Turkey Government Bond (Turkey), Bonds(f)	B1	6.770	11/16/11	TRY	230	129,671

TOTAL SOVEREIGNS (cost $1,131,303)						1,090,211

U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Note		1.000	08/31/16		30	30,056
U.S. Treasury Note		1.000	10/31/16		395	394,861
U.S. Treasury Note		2.125	08/15/21		85	84,629

TOTAL U.S. TREASURY OBLIGATIONS (cost $505,459)						509,546

TOTAL LONG-TERM INVESTMENTS (cost $35,519,172)						35,129,370

				Shares
SHORT-TERM INVESTMENT 2.2%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(g) (cost $783,730)					783,730	783,730

TOTAL INVESTMENTS 102.8% (cost $36,302,902; Note 5)						35,913,100
Liabilities in excess of other assets(h) (2.8)%						(981,741)

NET ASSETS 100.0%						$34,931,359

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Portfolio of Investments

as of October 31, 2011 continued

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to the registration requirements of the Securities Act of 1933.

AUD—Australian Dollar

BBR—New Zealand Bank Bill Rate

BBSW—Bank Bill Swap Reference Rate

BRL—Brazilian Real

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CHF—Swiss Franc

CLO—Collateralized Loan Obligation

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Columbian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli New Shekel

INR—Indian Rupee

JIBAR—Johannesburg Interbank Agreed Rate

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NR—Not Rated by Moody’s or Standard & Poor’s

NZD—New Zealand Dollar

PEN— Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

PRIBOR—Prague Interbank Offered Rate

RON—Romanian New Lei

RUB—Russian Rouble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

TRY—Turkish Lira

TWD—New Taiwan Dollar

ZAR—South African Rand

†	The ratings reflected are as of October 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2011.
(b)	Standard & Poor’s Rating.
(c)	Amount is actual; not rounded to thousands.
(d)	Indicates a security that has been deemed illiquid.
(e)	Indicates a restricted security; the aggregate original cost of such securities is $310,434. The aggregate value of $297,511 is approximately 0.9% of net assets.
(f)	Represents zero coupon bond. Rate shown reflects the effective yield at October 31, 2011.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency contracts outstanding at October 31, 2011:

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar Expiring 11/18/11	Goldman Sachs Group LP	AUD	387,394	$397,186	$407,380	$10,194
Brazilian Real
Expiring 01/19/12	Citibank NA	BRL	128,721	69,900	73,610	3,710
Expiring 01/19/12	Citibank NA	BRL	124,420	70,100	71,151	1,051
Expiring 01/19/12	Citibank NA	BRL	121,721	70,900	69,607	(1,293)
Expiring 01/19/12	Citibank NA	BRL	66,637	35,100	38,107	3,007
Expiring 01/19/12	Citibank NA	BRL	65,403	34,900	37,401	2,501
Expiring 01/19/12	Citibank NA	BRL	65,350	34,900	37,371	2,471
Expiring 01/19/12	Citibank NA	BRL	65,246	34,900	37,311	2,411
Expiring 01/19/12	Citibank NA	BRL	64,908	35,000	37,118	2,118
Expiring 01/19/12	Citibank NA	BRL	64,602	35,100	36,943	1,843
Expiring 01/19/12	Citibank NA	BRL	64,435	35,000	36,848	1,848
Expiring 01/19/12	Citibank NA	BRL	61,969	35,100	35,438	338
British Pound
Expiring 11/22/11	Citibank NA	GBP	55,359	88,000	88,993	993
Canadian Dollar
Expiring 11/17/11	Goldman Sachs Group LP	CAD	53,597	53,100	53,751	651

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Portfolio of Investments

as of October 31, 2011 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Expiring 11/17/11	Morgan Stanley	CAD	253,799	$249,188	$254,529	$5,341
Expiring 11/17/11	Morgan Stanley	CAD	53,567	52,800	53,721	921
Chilean Peso
Expiring 12/02/11	Citibank NA	CLP	33,452,550	71,933	68,025	(3,908)
Expiring 12/02/11	Citibank NA	CLP	25,325,520	54,300	51,499	(2,801)
Expiring 12/02/11	Citibank NA	CLP	18,292,835	34,900	37,198	2,298
Expiring 12/02/11	Citibank NA	CLP	17,963,750	35,000	36,529	1,529
Expiring 12/02/11	Citibank NA	CLP	17,823,750	35,000	36,244	1,244
Expiring 01/09/12	Citibank NA	CLP	36,178,970	70,600	73,208	2,608
Expiring 01/09/12	Citibank NA	CLP	27,677,680	52,400	56,006	3,606
Expiring 01/09/12	Citibank NA	CLP	27,321,360	52,800	55,285	2,485
Expiring 01/09/12	Citibank NA	CLP	27,057,440	52,600	54,751	2,151
Expiring 01/09/12	Citibank NA	CLP	26,950,905	53,100	54,535	1,435
Expiring 01/09/12	Citibank NA	CLP	18,685,460	34,900	37,810	2,910
Expiring 01/09/12	Citibank NA	CLP	18,504,500	35,000	37,444	2,444
Expiring 01/09/12	Citibank NA	CLP	18,497,000	34,900	37,428	2,528
Expiring 01/09/12	Citibank NA	CLP	18,144,945	35,100	36,716	1,616
Expiring 01/09/12	Citibank NA	CLP	17,593,875	35,100	35,601	501
Chinese Yuan Renminbi
Expiring 08/02/12	Morgan Stanley	CNY	1,112,831	175,900	175,795	(105)
Expiring 08/02/12	UBS AG	CNY	2,291,628	361,000	362,010	1,010
Expiring 08/02/12	UBS AG	CNY	2,194,275	344,200	346,631	2,431
Expiring 08/02/12	UBS AG	CNY	556,345	87,900	87,886	(14)
Colombian Peso
Expiring 11/01/11	Morgan Stanley	COP	128,833,200	71,100	69,043	(2,057)
Expiring 11/01/11	Morgan Stanley	COP	95,375,020	53,300	51,112	(2,188)
Expiring 12/06/11	Citibank NA	COP	176,718,250	99,700	94,664	(5,036)
Expiring 12/06/11	Citibank NA	COP	167,732,100	87,600	89,850	2,250
Expiring 12/06/11	Citibank NA	COP	132,675,050	70,600	71,071	471
Expiring 12/06/11	Citibank NA	COP	102,586,100	52,400	54,953	2,553
Expiring 12/06/11	Citibank NA	COP	96,974,370	54,300	51,947	(2,353)
Expiring 12/06/11	Citibank NA	COP	69,004,280	34,900	36,964	2,064
Expiring 12/06/11	Citibank NA	COP	68,499,975	34,900	36,694	1,794
Expiring 12/06/11	Citibank NA	COP	68,299,300	34,900	36,586	1,686
Expiring 12/06/11	Citibank NA	COP	65,445,900	34,600	35,058	458
Expiring 12/06/11	Citibank NA	COP	48,248,040	27,200	25,845	(1,355)
Expiring 12/06/11	Citibank NA	COP	33,331,960	18,204	17,855	(349)
Expiring 12/06/11	UBS AG	COP	117,733,500	64,600	63,067	(1,533)
Czech Koruna
Expiring 11/21/11	Citibank NA	CZK	1,806,915	98,647	100,541	1,894

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Euro
Expiring 11/22/11	UBS AG	EUR	27,401	$37,958	$37,906	$(52)
Hungarian Forint
Expiring 11/21/11	Citibank NA	HUF	11,333,235	52,800	51,279	(1,521)
Expiring 11/21/11	JPMorgan Chase Securities	HUF	11,208,150	52,900	50,713	(2,187)
Indian Rupee
Expiring 12/23/11	Morgan Stanley	INR	5,873,115	127,000	119,486	(7,514)
Expiring 12/23/11	Morgan Stanley	INR	4,232,385	87,900	86,106	(1,794)
Expiring 12/23/11	Morgan Stanley	INR	2,603,608	53,200	52,969	(231)
Expiring 12/23/11	UBS AG	INR	3,373,568	70,400	68,634	(1,766)
Expiring 12/23/11	UBS AG	INR	2,507,000	54,500	51,004	(3,496)
Expiring 12/23/11	UBS AG	INR	1,736,046	35,100	35,319	219
Expiring 12/23/11	UBS AG	INR	1,734,291	35,100	35,284	184
Indonesian Rupiah
Expiring 12/27/11	Morgan Stanley	IDR	468,344,900	52,700	52,575	(125)
Expiring 12/27/11	UBS AG	IDR	631,022,800	70,600	70,837	237
Expiring 12/27/11	UBS AG	IDR	326,315,000	34,900	36,631	1,731
Expiring 12/27/11	UBS AG	IDR	321,429,000	34,900	36,083	1,183
Israeli New Shekel
Expiring 11/16/11	Goldman Sachs Group LP	ILS	322,313	90,500	88,844	(1,656)
Expiring 11/16/11	JPMorgan Chase Securities	ILS	376,010	106,600	103,645	(2,955)
Expiring 11/16/11	JPMorgan Chase Securities	ILS	255,331	70,400	70,381	(19)
Expiring 11/16/11	JPMorgan Chase Securities	ILS	193,077	52,700	53,221	521
Expiring 11/16/11	JPMorgan Chase Securities	ILS	134,501	36,200	37,075	875
Expiring 11/16/11	JPMorgan Chase Securities	ILS	127,332	35,500	35,098	(402)
Expiring 11/16/11	UBS AG	ILS	193,223	52,800	53,261	461
Malaysian Ringgit
Expiring 11/14/11	UBS AG	MYR	192,992	64,000	62,853	(1,147)
Expiring 11/14/11	UBS AG	MYR	157,535	51,600	51,306	(294)
Expiring 12/20/11	UBS AG	MYR	217,606	70,400	70,740	340
Expiring 12/23/11	UBS AG	MYR	166,842	52,400	54,230	1,830
Expiring 12/23/11	UBS AG	MYR	163,031	53,200	52,991	(209)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Portfolio of Investments

as of October 31, 2011 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Expiring 12/23/11	UBS AG	MYR	111,446	$34,900	$36,224	$1,324
Expiring 12/23/11	UBS AG	MYR	110,999	34,900	36,079	1,179
Expiring 12/23/11	UBS AG	MYR	110,583	35,100	35,943	843
Expiring 12/23/11	UBS AG	MYR	109,095	35,000	35,460	460
Mexican Peso
Expiring 11/17/11	JPMorgan Chase Securities	MXN	2,645,900	196,308	198,204	1,896
Expiring 11/17/11	JPMorgan Chase Securities	MXN	713,745	53,100	53,467	367
Expiring 11/17/11	JPMorgan Chase Securities	MXN	239,491	17,700	17,940	240
Expiring 11/17/11	Morgan Stanley	MXN	708,410	52,900	53,067	167
New Taiwan Dollar
Expiring 12/09/11	Morgan Stanley	TWD	2,112,000	70,400	70,649	249
Expiring 12/09/11	UBS AG	TWD	2,277,107	80,300	76,172	(4,128)
Expiring 12/09/11	UBS AG	TWD	2,121,883	70,600	70,979	379
Expiring 12/09/11	UBS AG	TWD	1,587,678	52,600	53,110	510
Expiring 12/09/11	UBS AG	TWD	1,419,500	50,000	47,484	(2,516)
Expiring 12/09/11	UBS AG	TWD	1,067,813	37,500	35,719	(1,781)
Expiring 12/09/11	UBS AG	TWD	1,066,038	38,100	35,660	(2,440)
New Zealand Dollar
Expiring 11/18/11	JPMorgan Chase Securities	NZD	380,662	302,651	307,460	4,809
Expiring 11/18/11	UBS AG	NZD	44,326	35,200	35,802	602
Norwegian Krone
Expiring 11/21/11	Citibank NA	NOK	197,263	35,200	35,384	184
Expiring 11/21/11	UBS AG	NOK	1,826,221	323,131	327,574	4,443
Peruvian Nuevo Sol
Expiring 01/13/12	Citibank NA	PEN	192,192	70,400	70,563	163
Expiring 01/13/12	Citibank NA	PEN	97,423	34,900	35,769	869
Philippine Peso
Expiring 11/09/11	UBS AG	PHP	2,096,535	48,700	49,147	447
Expiring 11/22/11	Citibank NA	PHP	5,425,000	128,600	127,069	(1,531)
Expiring 11/22/11	UBS AG	PHP	4,716,585	111,900	110,476	(1,424)
Expiring 01/06/12	Morgan Stanley	PHP	2,276,208	52,800	53,214	414
Expiring 01/06/12	UBS AG	PHP	2,293,548	52,400	53,620	1,220
Expiring 01/06/12	UBS AG	PHP	2,289,152	52,600	53,517	917
Expiring 01/06/12	UBS AG	PHP	2,277,054	52,600	53,234	634
Expiring 01/06/12	UBS AG	PHP	1,528,969	34,900	35,745	845

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Polish Zloty
Expiring 11/21/11	Citibank NA	PLN	78,412	$25,594	$24,592	$(1,002)
Expiring 11/21/11	JPMorgan Chase Securities	PLN	126,280	38,992	39,604	612
Romanian Leu
Expiring 11/21/11	JPMorgan Chase Securities	RON	165,066	52,800	52,511	(289)
Russian Rouble
Expiring 11/08/11	Morgan Stanley	RUB	4,282,904	144,400	140,990	(3,410)
Expiring 11/08/11	Morgan Stanley	RUB	3,200,325	106,500	105,353	(1,147)
Expiring 11/08/11	Morgan Stanley	RUB	1,416,333	50,942	46,625	(4,317)
Expiring 12/16/11	Citibank NA	RUB	1,617,627	52,700	52,893	193
Expiring 12/21/11	Barclays Capital	RUB	1,610,364	53,200	52,602	(598)
Expiring 12/21/11	Citibank NA	RUB	3,362,149	105,100	109,823	4,723
Expiring 12/21/11	Citibank NA	RUB	2,260,145	70,300	73,826	3,526
Expiring 12/21/11	Citibank NA	RUB	2,181,540	70,600	71,259	659
Expiring 12/21/11	Citibank NA	RUB	1,658,594	54,300	54,177	(123)
Expiring 12/21/11	Citibank NA	RUB	1,146,116	34,900	37,437	2,537
Expiring 12/21/11	Citibank NA	RUB	1,145,942	34,900	37,432	2,532
Expiring 12/21/11	Citibank NA	RUB	1,138,644	35,100	37,193	2,093
Expiring 12/21/11	Citibank NA	RUB	1,105,034	35,200	36,095	895
Expiring 12/21/11	Morgan Stanley	RUB	1,590,574	53,200	51,955	(1,245)
Singapore Dollar
Expiring 11/18/11	UBS AG	SGD	609,164	481,174	485,464	4,290
South African Rand
Expiring 11/28/11	Citibank NA	ZAR	276,572	35,723	34,707	(1,016)
Expiring 11/28/11	Citibank NA	ZAR	410,359	53,200	51,496	(1,704)
Expiring 11/28/11	Citibank NA	ZAR	561,086	70,600	70,411	(189)
South Korean Won
Expiring 11/30/11	Morgan Stanley	KRW	59,867,200	52,700	53,900	1,200
Expiring 11/30/11	Morgan Stanley	KRW	40,360,320	35,200	36,338	1,138
Expiring 11/30/11	UBS AG	KRW	116,147,700	108,600	104,572	(4,028)
Expiring 11/30/11	UBS AG	KRW	78,102,325	72,100	70,318	(1,782)
Expiring 11/30/11	UBS AG	KRW	61,963,000	52,400	55,787	3,387
Expiring 11/30/11	UBS AG	KRW	61,542,000	52,600	55,408	2,808
Expiring 11/30/11	UBS AG	KRW	61,315,820	52,600	55,205	2,605
Expiring 11/30/11	UBS AG	KRW	41,107,500	35,000	37,010	2,010
Swedish Krona
Expiring 11/21/11	Goldman Sachs Group LP	SEK	461,633	70,800	70,751	(49)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Portfolio of Investments

as of October 31, 2011 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Expiring 11/21/11	Goldman Sachs Group LP	SEK	232,835	$35,200	$35,685	$485
Expiring 11/21/11	Morgan Stanley	SEK	1,644,391	246,184	252,022	5,838
Swiss Franc
Expiring 11/21/11	UBS AG	CHF	62,075	70,700	70,738	38
Thai Baht
Expiring 11/30/11	Citibank NA	THB	2,599,862	86,202	84,329	(1,873)
Expiring 11/30/11	Morgan Stanley	THB	2,162,688	70,400	70,149	(251)
Expiring 11/30/11	UBS AG	THB	1,627,970	52,600	52,805	205
Expiring 11/30/11	UBS AG	THB	1,627,444	52,600	52,788	188
Expiring 11/30/11	UBS AG	THB	1,091,020	35,000	35,388	388
Turkish Lira
Expiring 11/17/11	Goldman Sachs Group LP	TRY	63,181	35,400	35,592	192
Expiring 11/28/11	Morgan Stanley	TRY	38,446	21,200	21,604	404
Expiring 11/28/11	UBS AG	TRY	129,310	70,600	72,666	2,066
Expiring 11/28/11	UBS AG	TRY	125,719	70,800	70,648	(152)
Expiring 11/28/11	UBS AG	TRY	95,684	53,100	53,770	670

				$10,647,817	$10,722,250	$74,433

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold:
Australian Dollar
Expiring 11/18/11	JPMorgan Chase Securities	AUD	101,490	$107,200	$106,727	$473
Expiring 11/18/11	Morgan Stanley	AUD	52,248	53,177	54,944	(1,767)
Brazilian Real
Expiring 01/19/12	Citibank NA	BRL	178,169	98,300	101,887	(3,587)
Expiring 01/19/12	Citibank NA	BRL	95,364	48,842	54,534	(5,692)
Expiring 01/19/12	Citibank NA	BRL	94,939	52,700	54,292	(1,592)
Expiring 01/19/12	Citibank NA	BRL	64,082	35,200	36,646	(1,446)
Expiring 01/19/12	UBS AG	BRL	129,043	70,400	73,794	(3,394)
Expiring 01/19/12	UBS AG	BRL	111,071	61,878	63,517	(1,639)
Expiring 01/19/12	UBS AG	BRL	99,023	52,700	56,627	(3,927)
Canadian Dollar
Expiring 11/17/11	Morgan Stanley	CAD	70,930	70,600	71,134	(534)

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold (cont’d.):
Chilean Peso
Expiring 12/02/11	Citibank NA	CLP	32,690,550	$67,501	$66,475	$1,026
Expiring 12/02/11	Citibank NA	CLP	26,505,060	49,533	53,897	(4,364)
Expiring 12/02/11	Citibank NA	CLP	26,087,520	54,400	53,048	1,352
Expiring 12/02/11	UBS AG	CLP	27,575,275	52,700	56,073	(3,373)
Expiring 01/09/12	Citibank NA	CLP	73,415,945	140,900	148,557	(7,657)
Chinese Yuan Renminbi
Expiring 08/02/12	Morgan Stanley	CNY	1,502,974	236,950	237,426	(476)
Expiring 08/02/12	UBS AG	CNY	1,503,211	236,950	237,463	(513)
Expiring 08/02/12	UBS AG	CNY	560,640	87,600	88,565	(965)
Expiring 08/02/12	UBS AG	CNY	453,365	72,100	71,618	482
Expiring 08/02/12	UBS AG	CNY	334,537	53,300	52,847	453
Colombian Peso
Expiring 11/01/11	Citibank NA	COP	125,292,700	67,109	67,145	(36)
Expiring 11/01/11	Citibank NA	COP	98,915,520	54,400	53,009	1,391
Expiring 12/06/11	Citibank NA	COP	249,165,790	136,511	133,472	3,039
Expiring 12/06/11	Citibank NA	COP	130,306,330	72,100	69,802	2,298
Expiring 12/06/11	Citibank NA	COP	93,534,000	52,400	50,104	2,296
Expiring 12/06/11	Citibank NA	COP	65,445,900	33,183	35,058	(1,875)
Expiring 12/06/11	Morgan Stanley	COP	99,218,000	53,200	53,149	51
Czech Koruna
Expiring 11/21/11	Citibank NA	CZK	958,840	53,600	53,352	248
Euro
Expiring 11/22/11	Citibank NA	EUR	64,215	89,400	88,836	564
Hungarian Forint
Expiring 11/21/11	Citibank NA	HUF	23,051,399	106,300	104,299	2,001
Indonesian Rupiah
Expiring 12/27/11	UBS AG	IDR	383,670,000	42,000	43,070	(1,070)
Indian Rupee
Expiring 12/23/11	UBS AG	INR	5,215,584	105,600	106,109	(509)
Expiring 12/23/11	UBS AG	INR	2,949,975	61,638	60,016	1,622
Expiring 12/23/11	UBS AG	INR	2,923,140	61,800	59,470	2,330
Expiring 12/23/11	UBS AG	INR	2,390,369	48,398	48,631	(233)
Expiring 12/23/11	UBS AG	INR	2,088,240	42,000	42,485	(485)
Expiring 12/23/11	UBS AG	INR	1,672,520	35,791	34,027	1,764
Expiring 12/23/11	UBS AG	INR	1,382,097	27,406	28,118	(712)
Expiring 12/23/11	UBS AG	INR	834,480	18,000	16,977	1,023
Israeli New Shekel
Expiring 11/16/11	Citibank NA	ILS	191,341	51,922	52,742	(820)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Portfolio of Investments

as of October 31, 2011 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold (cont’d.):
Expiring 11/16/11	Citibank NA	ILS	169,674	$45,507	$46,770	$(1,263)
Expiring 11/16/11	Goldman Sachs Group LP	ILS	130,972	36,300	36,102	198
Expiring 11/16/11	JPMorgan Chase Securities	ILS	376,010	104,011	103,645	366
Expiring 11/16/11	JPMorgan Chase Securities	ILS	351,128	94,900	96,787	(1,887)
Malaysian Ringgit
Expiring 11/14/11	UBS AG	MYR	292,991	96,700	95,421	1,279
Expiring 11/14/11	UBS AG	MYR	57,535	18,833	18,738	95
Expiring 12/20/11	UBS AG	MYR	217,606	68,269	70,740	(2,471)
Expiring 12/23/11	UBS AG	MYR	279,837	88,500	90,957	(2,457)
Mexican Peso
Expiring 11/17/11	Citibank NA	MXN	953,671	70,700	71,440	(740)
Expiring 11/17/11	Citibank NA	MXN	471,052	35,700	35,287	413
Expiring 11/17/11	JPMorgan Chase Securities	MXN	1,459,198	105,700	109,308	(3,608)
Expiring 11/17/11	JPMorgan Chase Securities	MXN	968,095	70,400	72,520	(2,120)
New Taiwan Dollar
Expiring 12/09/11	UBS AG	TWD	2,121,883	71,099	70,979	120
Expiring 12/09/11	UBS AG	TWD	2,112,000	69,705	70,649	(944)
Expiring 12/09/11	UBS AG	TWD	1,587,678	52,485	53,110	(625)
Expiring 12/09/11	UBS AG	TWD	1,499,400	52,500	50,157	2,343
Expiring 12/09/11	UBS AG	TWD	1,426,508	50,300	47,718	2,582
Expiring 12/09/11	UBS AG	TWD	1,066,038	37,092	35,660	1,432
Expiring 12/09/11	UBS AG	TWD	1,060,805	37,438	35,485	1,953
Expiring 12/09/11	UBS AG	TWD	777,707	27,164	26,015	1,149
New Zealand Dollar
Expiring 11/18/11	UBS AG	NZD	88,197	71,500	71,237	263
Norwegian Krone
Expiring 11/21/11	Citibank NA	NOK	388,482	71,500	69,683	1,817
Expiring 11/21/11	UBS AG	NOK	394,871	71,500	70,829	671
Peruvian Nuevo Sol
Expiring 01/13/12	Citibank NA	PEN	289,615	105,487	106,331	(844)
Philippine Peso
Expiring 11/09/11	UBS AG	PHP	2,096,535	48,130	49,147	(1,017)
Expiring 11/22/11	UBS AG	PHP	4,492,343	104,900	105,224	(324)

See Notes to Financial Statements.

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Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold (cont’d.):
Expiring 11/22/11	UBS AG	PHP	3,145,780	$72,400	$73,683	$(1,283)
Expiring 11/22/11	UBS AG	PHP	2,503,463	57,604	58,638	(1,034)
Expiring 01/06/12	UBS AG	PHP	3,011,123	70,900	70,396	504
Polish Zloty
Expiring 11/21/11	Citibank NA	PLN	228,503	70,400	71,663	(1,263)
Expiring 11/21/11	Citibank NA	PLN	182,169	57,200	57,132	68
Romanian Leu
Expiring 11/21/11	Citibank NA	RON	165,066	52,786	52,511	275
Russian Rouble
Expiring 11/08/11	Citibank NA	RUB	7,483,229	250,372	246,343	4,029
Expiring 11/08/11	Morgan Stanley	RUB	1,416,333	48,224	46,625	1,599
Expiring 12/16/11	Citibank NA	RUB	1,617,627	50,712	52,893	(2,181)
Expiring 12/21/11	Citibank NA	RUB	4,464,417	140,900	145,828	(4,928)
Expiring 12/21/11	Citibank NA	RUB	2,260,145	68,328	73,826	(5,498)
Expiring 12/21/11	Citibank NA	RUB	1,658,594	53,598	54,177	(579)
Singapore Dollar
Expiring 11/18/11	Goldman Sachs Group LP	SGD	246,297	196,600	196,283	317
Expiring 11/18/11	JPMorgan Chase Securities	SGD	112,369	88,014	89,551	(1,537)
South African Rand
Expiring 11/28/11	UBS AG	ZAR	1,217,173	153,414	152,744	670
South Korean Won
Expiring 11/30/11	UBS AG	KRW	68,048,930	61,700	61,267	433
Expiring 11/30/11	UBS AG	KRW	66,583,545	56,667	59,947	(3,280)
Expiring 11/30/11	UBS AG	KRW	59,617,550	54,500	53,676	824
Swedish Krona
Expiring 11/21/11	Citibank NA	SEK	451,264	70,900	69,162	1,738
Thailand Baht
Expiring 11/30/11	UBS AG	THB	3,789,232	121,567	122,907	(1,340)
Expiring 11/30/11	UBS AG	THB	2,719,890	87,900	88,222	(322)
Expiring 11/30/11	UBS AG	THB	1,509,642	49,685	48,967	718
Expiring 11/30/11	UBS AG	THB	1,090,220	36,100	35,362	738
Turkish Lira
Expiring 11/17/11	Citibank NA	TRY	125,604	70,900	70,758	142

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Portfolio of Investments

as of October 31, 2011 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold (cont’d.):
Expiring 11/28/11	JPMorgan Chase Securities	TRY	231,389	$129,323	$130,029	$(706)

				$6,792,703	$6,832,471	$(39,768)

						$34,665

Interest rate swap agreements outstanding at October 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC(b)	09/06/13	$3,950	0.518%	3 month LIBOR	$(917)	$—	$(917)
Barclays Bank PLC(a)	09/21/13	2,450	0.493	3 month LIBOR	2,203	—	2,203
Barclays Bank PLC(b)	09/23/13	1,000	0.503	3 month LIBOR	(713)	—	(713)
Barclays Bank PLC(a)	09/26/13	1,400	0.524	3 month LIBOR	438	—	438
Barclays Bank PLC(b)	10/04/13	1,750	0.559	3 month LIBOR	553	—	553
Barclays Bank PLC(b)	10/06/13	500	0.605	3 month LIBOR	602	—	602
Barclays Bank PLC(a)	07/01/14	600	1.095	3 month LIBOR	(9,167)	—	(9,167)
Barclays Bank PLC(a)	08/05/14	900	0.821	3 month LIBOR	(5,028)	—	(5,028)
Barclays Bank PLC(a)	09/26/14	2,000	0.640	3 month LIBOR	2,793	—	2,793
Barclays Bank PLC(b)	12/31/15	1,700	1.705	3 month LIBOR	47,616	—	47,616
Barclays Bank PLC(a)	06/21/16	100	1.870	3 month LIBOR	(3,249)	—	(3,249)
Barclays Bank PLC(b)	08/15/16	2,350	1.220	3 month LIBOR	2,324	—	2,324
Barclays Bank PLC(a)	09/06/16	3,200	1.165	3 month LIBOR	10,364	—	10,364
Barclays Bank PLC(a)	09/16/16	500	1.205	3 month LIBOR	978	—	978
Barclays Bank PLC(a)	09/19/16	1,000	1.245	3 month LIBOR	192	—	192
Barclays Bank PLC(b)	09/26/16	3,000	1.113	3 month LIBOR	(21,499)	—	(21,499)
Barclays Bank PLC(b)	09/27/16	1,400	1.115	3 month LIBOR	(9,251)	—	(9,251)
Barclays Bank PLC(b)	10/04/16	400	1.255	3 month LIBOR	(281)	—	(281)
Barclays Bank PLC(a)	10/07/16	450	1.301	3 month LIBOR	(626)	—	(626)
Barclays Bank PLC(b)	08/30/18	2,000	1.867	3 month LIBOR	13,462	—	13,462
Barclays Bank PLC(a)	09/26/18	1,400	1.555	3 month LIBOR	23,132	—	23,132
Barclays Bank PLC(a)	09/27/18	750	1.538	3 month LIBOR	13,304	—	13,304
Barclays Bank PLC(a)	09/29/18	300	1.710	3 month LIBOR	1,889	—	1,889
Barclays Bank PLC(a)	08/10/21	400	2.568	3 month LIBOR	(11,858)	—	(11,858)
Barclays Bank PLC(b)	09/21/21	500	2.160	3 month LIBOR	(5,760)	—	(5,760)
Barclays Bank PLC(b)	09/23/21	175	2.134	3 month LIBOR	(2,460)	—	(2,460)
Barclays Bank PLC(b)	10/03/21	150	2.133	3 month LIBOR	(2,266)	—	(2,266)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC(a)	10/05/21	$250	2.084%	3 month LIBOR	$4,923	$—	$4,923
Barclays Bank PLC(b)	10/06/21	100	1.960	3 month LIBOR	(3,112)	—	(3,112)
Barclays Bank PLC(a)	10/11/21	200	2.285	3 month LIBOR	344	—	344
Barclays Bank PLC(b)	09/06/41	220	3.005	3 month LIBOR	3,160	—	3,160
Barclays Bank PLC(a)	09/06/41	100	3.244	3 month LIBOR	(6,186)	—	(6,186)
Barclays Bank PLC(a)	10/04/41	70	2.740	3 month LIBOR	3,031	—	3,031
Citibank NA(a)	04/26/13	2,000	0.845	3 month LIBOR	(9,478)	—	(9,478)
Citibank NA(b)	07/28/13	4,000	0.625	3 month LIBOR	12,608	—	12,608
Citibank NA(a)	05/10/14	1,000	1.288	3 month LIBOR	(22,268)	—	(22,268)
Citibank NA(a)	05/13/14	1,000	1.258	3 month LIBOR	(21,267)	—	(21,267)
Citibank NA(a)	04/08/16	2,000	2.520	3 month LIBOR	(123,392)	—	(123,392)
Citibank NA(a)	04/27/16	2,000	2.313	3 month LIBOR	(103,199)	—	(103,199)
Citibank NA(a)	05/18/16	1,000	2.040	3 month LIBOR	(47,721)	—	(47,721)
Citibank NA(a)	06/30/16	2,000	1.821	3 month LIBOR	(68,610)	—	(68,610)
Citibank NA(b)	10/17/16	370	1.425	3 month LIBOR	2,514	—	2,514
Citibank NA(b)	10/18/16	460	1.440	3 month LIBOR	3,423	—	3,423
Citibank NA(a)	04/19/21	1,000	3.514	3 month LIBOR	(111,070)	—	(111,070)
Citibank NA(a)	05/24/21	600	3.247	3 month LIBOR	(59,982)	—	(59,982)
Citibank NA(a)	06/30/21	1,000	3.078	3 month LIBOR	(81,257)	—	(81,257)
Citibank NA(b)	09/08/21	700	2.150	3 month LIBOR	(7,937)	—	(7,937)
Citibank NA(b)	09/22/21	200	2.180	3 month LIBOR	(1,953)	—	(1,953)
Citibank NA(a)	10/06/21	300	2.049	3 month LIBOR	6,895	—	6,895
Citibank NA(b)	10/06/21	140	2.033	3 month LIBOR	(3,426)	—	(3,426)
Citibank NA(a)	10/07/21	250	2.108	3 month LIBOR	4,414	—	4,414
Citibank NA(a)	10/07/21	200	2.083	3 month LIBOR	3,990	—	3,990
Citibank NA(b)	10/20/21	200	2.308	3 month LIBOR	(75)	—	(75)
Citibank NA(a)	10/17/41	90	2.920	3 month LIBOR	675	—	675
Goldman Sachs International(a)	09/21/18	1,000	1.670	3 month LIBOR	8,378	—	8,378
Morgan Stanley Capital Services(b)	11/02/11	16,500	0.443	3 month LIBOR	550	—	550
Morgan Stanley Capital Services(a)	07/22/13	11,000	0.647	3 month LIBOR	(39,406)	—	(39,406)
Morgan Stanley Capital Services(b)	06/08/21	400	4.640	3 month LIBOR	21,374	—	21,374
Morgan Stanley Capital Services(b)	08/11/21	390	2.590	3 month LIBOR	12,330	—	12,330
Morgan Stanley Capital Services(a)	08/11/21	200	2.425	3 month LIBOR	(2,365)	—	(2,365)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Portfolio of Investments

as of October 31, 2011 continued

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank NA(b)	09/07/21	AUD	200	4.945%	6 month BBSW	$(2,792)	$—	$(2,792)
Barclays Bank PLC(b)	04/05/16	CZK	2,100	2.950	6 month PRIBOR	7,998	—	7,998
Barclays Bank PLC(b)	07/05/13	MXN	4,200	5.480	28 day Mexican Interbank Rate	5,012	—	5,012
Barclays Bank PLC(b)	09/20/21	MXN	1,600	6.790	28 day Mexican Interbank Rate	3,411	—	3,411
Barclays Bank PLC(b)	06/20/21	NZD	100	4.980	3 month BBR	2,995	—	2,995
Barclays Bank PLC(b)	06/17/16	ZAR	1,100	7.580	3 month JIBAR	6,431	—	6,431

						$(554,265)	$—	$(554,265)

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
CLO’s, CDO’s and Other Asset-Backed Securities	$—	$4,273,495	$544,648
Residential Mortgage-Backed Securities	—	3,275,879	—
Bank Loans	—	2,282,626	362,075
Commercial Mortgage-Backed Securities	—	8,650,516	—
Corporate Bonds	—	13,108,282	—
Municipal Bond	—	127,344	—
Non-Corporate Foreign Agencies	—	904,748	—
Sovereigns	—	1,090,211	—
U.S. Treasury Obligations	—	509,546	—
Affiliated Money Market Mutual Fund	783,730	—	—
Other Financial Instruments*
Forward Currency Contracts	—	34,665	—
Interest Rate Swap Agreements	—	(554,265)	—

Total	$783,730	$33,703,047	$906,723

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	CLO’s, CDO’s and Other Asset-Backed Securities	Bank Loans
Balance as of 03/30/11 (commencement of investment operations)	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	(3,552)	(10,052)
Purchases	548,200	372,127
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/11	$544,648	$362,075

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $(13,604) was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Portfolio of Investments

as of October 31, 2011 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2011 were as follows:

Commercial Mortgage-Backed Securities	24.8%
Collateralized Loan Obligations, CDO’s and Other Asset-Backed Securities	13.8
Residential Mortgage-Backed Securities	9.4
Banking	5.8
Cable	4.0
Technology	3.6
Healthcare & Pharmaceutical	3.1
Sovereigns	3.1
Foods	2.9
Metals	2.6
Non-Corporate Foreign Agency	2.6
Media & Entertainment	2.5
Affiliated Money Market Mutual Fund	2.2
Energy—Other	2.2
Gaming	1.8
Insurance	1.8
Non-Captive Finance	1.8
Chemicals	1.7
Paper	1.7%
Telecommunications	1.7
Capital Goods	1.5
U.S. Treasury Obligations	1.4
Automotive	1.1
Consumer	0.8
Electric	0.8
Retailers	0.8
Airlines	0.7
Real Estate Investment Trusts	0.7
Tobacco	0.7
Lodging	0.4
Municipal Bond	0.4
Building Materials & Construction	0.3
Aerospace & Defense	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, credit and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$208,937	Unrealized depreciation on forward currency contracts	$174,272
Interest rate contracts	Unrealized appreciation on swap agreements	234,306	Unrealized depreciation on swap agreements	788,571

Total		$443,243		$962,843

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the period March 30, 2011* through October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$51,374	$51,374
Foreign exchange contracts	—	(39,417)	—	(39,417)
Interest rate contracts	(33,924)	—	(77,416)	(111,340)

Total	$(33,924)	$(39,417)	$(26,042)	$(99,383)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$34,381	$—	$34,381
Interest rate contracts	—	(554,265)	(554,265)

Total	$34,381	$(554,265)	$(519,884)

*	Commencement of operations.

As of October 31, 2011, the Fund’s average volume of derivatives activities is as follows:

Futures Short Position (Value at Trade Date)	Forward Currency Contracts— Purchased (Value at Settlement Date Payable)	Forward Currency Contracts— Sold (Value at Settlement Date Receivable)	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps (Notional Amount in USD (000))	Inflation Swap (Notional Amount in USD (000))
$207,109	$6,723,500	$3,009,553	$42,882	$833	$157

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value:
Unaffiliated Investments (cost $35,519,172)	$35,129,370
Affiliated Investments (cost $783,730)	783,730
Cash	685,766
Receivable for investments sold	1,361,812
Dividends and interest receivable	285,488
Unrealized appreciation on swap agreements	234,306
Unrealized appreciation on forward foreign currency contracts	208,937
Receivable for Fund shares sold	23,831
Prepaid expenses	1,481
Foreign tax reclaim receivable	692

Total assets	38,715,413

Liabilities
Payable for investments purchased	1,743,581
Payable for Fund shares reacquired	914,123
Unrealized depreciation on swap agreements	788,571
Unrealized depreciation on forward foreign currency contracts	174,272
Accrued expenses	134,818
Management fee payable	20,561
Distribution fee payable	4,043
Due to custodian	3,749
Affiliated transfer agent fee payable	336

Total liabilities	3,784,054

Net Assets	$34,931,359

Net assets were comprised of:
Shares of beneficial interest, at par	$3,588
Paid-in capital in excess of par	35,823,911

35,827,499
Distributions in excess of net investment income	(78,080)
Accumulated net realized gain on investment and foreign currency transactions	91,626
Net unrealized depreciation on investments and foreign currencies	(909,686)

Net assets, October 31, 2011	$34,931,359

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($2,709,052 ÷ 278,743 shares of beneficial interest issued and outstanding)	$9.72
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price to public	$10.18

Class C
Net asset value, offering price and redemption price per share ($4,029,532 ÷ 414,133 shares of beneficial interest issued and outstanding)	$9.73

Class Q
Net asset value, offering price and redemption price per share ($989 ÷ 101.6 shares of beneficial interest issued and outstanding)	$9.73

Class Z
Net asset value, offering price and redemption price per share ($28,191,786 ÷ 2,894,623 shares of beneficial interest issued and outstanding)	$9.74

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Statement of Operations

For the Period March 30, 2011* through October 31, 2011

Net Investment Income
Income
Unaffiliated interest income	$703,239
Affiliated dividend income	7,407

Total income	710,646

Expenses
Management fee	149,191
Distribution fee—Class A	3,314
Distribution fee—Class C	13,338
Custodian’s fees and expenses	90,000
Registration fees	68,000
Audit fee	60,000
Legal fees and expenses	39,000
Reports to shareholders	33,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $800) (Note 3)	3,000
Miscellaneous	10,457

Total expenses	476,300
Expense reimbursement (Note 2)	(264,546)

Net expenses	211,754

Net investment income	498,892

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	100,267
Foreign currency transactions	(66,876)
Financial futures transactions	(33,924)
Swap agreement transactions	(26,042)

(26,575)

Net change in unrealized appreciation (depreciation) on:
Investments	(389,802)
Foreign currencies	34,381
Swap agreements	(554,265)

(909,686)

Net loss on investment and foreign currency transactions	(936,261)

Net Decrease In Net Assets Resulting From Operations	$(437,369)

*	Commencement of investment operations.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

March 30, 2011* through October 31, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$498,892
Net realized loss on investment and foreign currency transactions	(26,575)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(909,686)

Net decrease in net assets resulting from operations	(437,369)

Dividends from net investment income (Note 1)
Class A	(36,420)
Class C	(26,946)
Class Q	(16)
Class Z	(407,867)

(471,249)

Fund share transactions (Note 6)
Net proceeds from shares sold	39,453,377
Net asset value of shares issued in reinvestment of dividends	457,824
Cost of shares reacquired	(4,071,224)

Net increase in net assets from Fund share transactions	35,839,977

Total increase	34,931,359

Net Assets:
Beginning of period	—

End of period(a)	$34,931,359

*	Commencement of investment operations.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund, Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund (the “Fund”). These financial statements relate to Prudential Absolute Return Bond Fund, a diversified fund. The financial statements of the Prudential Large-Cap Core Equity Fund and Prudential International Real Estate Fund are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 30, 2011.

The Fund’s investment objective is to seek positive returns over the long term, regardless of market conditions. It invests at least 80% of its investable assets in debt securities, including mortgage-related securities, asset-backed securities, floating rate loans, municipal securities, U.S. Government securities, corporate securities and foreign securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of

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trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the period. Similarly, the Fund

Prudential Absolute Return Bond Fund	49

Notes to Financial Statements

continued

does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

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Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Swap Agreements: The Fund entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the

Prudential Absolute Return Bond Fund	51

Notes to Financial Statements

continued

contract’s remaining life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2011, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, financial futures contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law

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(“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement

Prudential Absolute Return Bond Fund	53

Notes to Financial Statements

continued

provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .80% of the average daily net assets.

PI has contractually agreed through February 28, 2013 to limit net annual Fund operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.05% of the Fund’s daily average net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares through February 28, 2013.

PIMS has advised the Fund that it received $26,179 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the period ended October 31, 2011, it has received $1,107, in contingent deferred sales charges imposed upon certain redemptions by Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and government securities, for the period ended October 31, 2011 were $63,178,492 and $28,274,427, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal period ended October 31, 2011, the adjustments were to increase distributions in excess of net investment income by $105,723, to increase accumulated net realized gain on investment and foreign currency transactions by $118,201 and to decrease paid-in capital in excess of par by $12,478, primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps and other book to tax adjustments. Net investment income, net realized loss and net assets were not affected by this change.

As of October 31, 2011, the accumulated undistributed ordinary income on a tax basis was $91,626.

Prudential Absolute Return Bond Fund	55

Notes to Financial Statements

continued

For the fiscal period ended October 31, 2011 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $471,249 from ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$36,399,113	$178,200	$(664,213)	$(486,013)	$(499,218)	$(985,231)

The difference between book basis and tax basis were primarily attributable to the difference in the treatment of premium amortization. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of swaps, futures and forward currency transactions.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2011, no provision for income tax would be required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed during the first 12 months after purchase. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

At October 31, 2011, Prudential Financial, Inc. through its affiliates owned 102 Class A shares, 101 Class C shares, 101.6 Class Q shares and 2,537,610 Class Z shares of the Fund.

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The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended October 31, 2011*:
Shares sold	512,866	$5,075,110
Shares issued in reinvestment of dividends	3,438	33,502
Shares reacquired	(237,561)	(2,329,557)

Net increase (decrease) in shares outstanding	278,743	$2,779,055

Class C
Period ended October 31, 2011*:
Shares sold	427,911	$4,243,233
Shares issued in reinvestment of dividends	2,487	24,212
Shares reacquired	(16,265)	(158,670)

Net increase (decrease) in shares outstanding	414,133	$4,108,775

Class Q
Period ended October 31, 2011*:
Shares sold	100.0	$1,000
Shares issued in reinvestment of dividends	1.6	16

Net increase (decrease) in shares outstanding	101.6	$1,016

Class Z
Period ended October 31, 2011*:
Shares sold	3,017,842	$30,134,034
Shares issued in reinvestment of dividends	40,769	400,094
Shares reacquired	(163,988)	(1,582,997)

Net increase (decrease) in shares outstanding	2,894,623	$28,951,131

*	Commenced operations on March 30, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of

Prudential Absolute Return Bond Fund	57

Notes to Financial Statements

continued

0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed of substantially similar terms with an increase in the amount of commitment to $900 million.

The Fund did not utilize the SCA during the period ended October 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal period end, the Fund declared a short-term capital gain distribution on December 21, 2011 to shareholders of record on December 22, 2011. The ex-dividend date was December 23, 2011. The per share amounts declared were for Class A, C, Q and Z $0.0246. per share, respectively.

Prudential Absolute Return Bond Fund	59

Financial Highlights

Class A Shares
	March 30, 2011(a) through October 31, 2011(h)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized loss on investment and foreign currency transactions	(.31)
Total from investment operations	(.13)
Less Dividends:
Dividends from net investment income	(.15)
Net asset value, end of period	$9.72
Total Return(b):	(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,709
Average net assets (000)	$2,240
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.30%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.05%	(e)(f)
Net investment income	2.90%	(e)(f)
For Class A, C, Q and Z shares:
Portfolio turnover rate	112%	(g)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 2.65%, 2.40% and 1.55%, respectively, for the period ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

(h) Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class C Shares
	March 30, 2011(a) through October 31, 2011(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized loss on investment and foreign currency transactions	(.30)
Total from investment operations	(.17)
Less Dividends:
Dividends from net investment income	(.10)
Net asset value, end of period	$9.73
Total Return(b):	(1.74)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,030
Average net assets (000)	$2,254
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.05%	(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.05%	(d)(e)
Net investment income	2.17%	(d)(e)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would be 3.39%, 2.39% and .83%, respectively, for the period ended October 31, 2011.

(e) Annualized.

(f) Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Financial Highlights

continued

Class Q Shares
	March 30, 2011(a) through October 31, 2011(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized loss on investment and foreign currency transactions	(.27)
Total from investment operations	(.11)
Less Dividends:
Dividends from net investment income	(.16)
Net asset value, end of period	$9.73
Total Return(b):	(1.09)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Average net assets (000)	$1
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.05%	(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.05%	(d)(e)
Net investment income	2.74%	(d)(e)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for periods less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would be 2.45%, 2.45% and 1.34%, respectively, for the period ended October 31, 2011.

(e) Annualized.

(f) Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class Z Shares
	March 30, 2011(a) through October 31, 2011(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized loss on investment and foreign currency transactions	(.27)
Total from investment operations	(.11)
Less Dividends:
Dividends from net investment income	(.15)
Net asset value, end of period	$9.74
Total Return(b):	(1.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,192
Average net assets (000)	$27,018
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.05%	(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.05%	(d)(e)
Net investment income	2.70%	(d)(e)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of reporting period, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return for period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would be 2.48%, 2.48% and 1.26%, respectively, for the period ended October 30, 2011.

(e) Annualized.

(f) Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	63

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

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Tax Information

(Unaudited)

For the fiscal period ended October 31, 2011, the Fund designates the maximum amount allowable but not less than 83.50% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2012, you will be advised on IRS 1099DIV or substitute Form 1099, as to the federal tax status of the dividends received by you in calendar year 2011.

Prudential Absolute Return Bond Fund	65

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Absolute Return Bond Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

*Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

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(1) The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Absolute Return Bond Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

        Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E    0215337-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2011 and October 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $116,000 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	December 20, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 20, 2011